UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.                     )

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WOLVERINE WORLD WIDE, INC.

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Wolverine World Wide, Inc.
9341 Courtland Drive, N.E.
Rockford, Michigan 49351

NOTICE OF ANNUAL MEETING

To our Stockholders:

You are invited to attend Wolverine’s Annual Meeting of Stockholders at Wolverine’s headquarters located at 9341 Courtland Drive, N.E., Rockford, Michigan, on Thursday, April 17, 2008, at 10 a.m. local time. At the meeting, we will:

(1)	Elect three directors for three-year terms expiring in 2011.

(2)	Vote on ratification of the Audit Committee’s appointment of Ernst & Young LLP as independent auditors for the current fiscal year.

(3)	Conduct such other business as may properly come before the meeting.

You can vote at the meeting and any adjournment of the meeting if you were a stockholder of record on March 3, 2008. A list of stockholders entitled to vote at the meeting will be available for review by Wolverine stockholders at the office of Kenneth A. Grady, Secretary and General Counsel of Wolverine, located at 9341 Courtland Drive, N.E., Rockford, Michigan, during ordinary business hours for the 10-day period before the meeting.

A copy of Wolverine’s Annual Report to Stockholders for the year ended December 29, 2007, is enclosed with this Notice. The following proxy statement and enclosed proxy card are being sent to stockholders on and after March 14, 2008.

By Order of the Board of Directors

Kenneth A. Grady, Secretary and General Counsel

March 14, 2008

Your Vote is Important to Us. Even if You Plan to Attend the Meeting,
PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY OR
VOTE BY TELEPHONE OR THE INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL
MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 17, 2008.

Wolverine’s Proxy Statement for the 2008 Annual Meeting of Stockholders and the Annual
Report to Stockholders for the fiscal year ended December 29, 2007 are available at
www.wolverineworldwide.com/2008annualmeeting.asp

Proxy Statement
Election of Directors
Wolverine’s Board of Directors
Corporate Governance Principles
Ownership of Wolverine Stock
Executive Compensation
COMPENSATION DISCUSSION AND ANALYSIS
Potential Payments Upon Termination or Change in Control
Compensation Committee Report
Selection of Auditors
Audit Committee Report
Related Matters
Appendix A
WOLVERINE WORLD WIDE, INC. DIRECTOR INDEPENDENCE STANDARDS

WOLVERINE WORLD WIDE, INC.
9341 Courtland Drive, N.E.
Rockford, Michigan 49351

ANNUAL MEETING OF STOCKHOLDERS

April 17, 2008

Proxy Statement

This proxy statement and enclosed proxy card are being furnished to you in connection with the solicitation of proxies by the Wolverine Board of Directors for use at the annual meeting. In this proxy statement, “we,” “us,” “our” and “Wolverine” refer to Wolverine World Wide, Inc. and “you” and “your” refer to Wolverine stockholders.

Questions and Answers About the Proxy Materials and Our 2008 Annual Meeting

Q:	Why am I receiving these materials?

A:	Wolverine’s Board of Directors is providing these proxy materials to you in connection with its solicitation of proxies for use at the Wolverine World Wide, Inc. 2008 Annual Meeting of Stockholders, which will take place on April 17, 2008, at Wolverine’s headquarters located at 9341 Courtland Drive, N.E., Rockford, Michigan, at 10:00 a.m. local time. Stockholders are invited to attend the annual meeting and are requested to vote upon the proposals described in this Proxy Statement.

Q:	What information is contained in these materials?

A:	The information included in this Proxy Statement relates to the proposals to be voted upon at the annual meeting, the voting process, the compensation of our directors and named executive officers, and certain other required information. Wolverine’s Annual Report to Stockholders for the year ended December 29, 2007, which includes Wolverine’s audited consolidated financial statements, is included in these proxy materials. Your proxy, which you may use to vote, is also enclosed.

Q:	What proposals will be voted upon at the annual meeting?

A:	There are two proposals scheduled to be voted upon at the annual meeting:

               • election of three directors for three-year terms expiring in 2011; and

               • ratification of the appointment of Ernst & Young LLP as independent auditors for Wolverine for the current fiscal year.

In addition, such other business as may properly come before the meeting will be considered and voted upon. We are not currently aware of any other matters to be considered and voted upon at the meeting.

Q:	How does Wolverine’s Board of Directors recommend that I vote?

A:	Wolverine’s Board of Directors recommends that you vote your shares “FOR” each of the nominees to the Board of Directors and “FOR” each other proposal discussed in this Proxy Statement.

Q:	Who may vote?

A:	You may vote at the meeting or by proxy if you were a stockholder of record of Wolverine at the close of business on March 3, 2008. Each stockholder is entitled to one vote per share on each matter presented. As of March 3, 2008, there were 49,698,472 shares of Wolverine common stock issued and outstanding (excluding 11,486,065 shares of treasury stock).

Q:	How do I vote before the annual meeting?

A:	Wolverine offers the convenience of voting by mail-in proxy, telephone or the Internet. See the enclosed proxy for voting instructions. If you properly sign and return the proxy in the form we have provided or properly vote by telephone or the

Internet, your shares will be voted at the annual meeting and at any adjournment of that meeting.

Q:	What if I return my proxy but do not provide voting instructions?

A:	If you specify a choice, the proxy will be voted as specified. If you return a signed proxy but do not specify a choice, your shares will be voted in favor of the election of all nominees named in this Proxy Statement and in favor of the proposal set forth in this Proxy Statement. In all cases a proxy will be voted in the discretion of the individuals named as proxies on the proxy card with respect to any other matters that may come before the meeting.

Q:	Can I change my mind after I vote?

A:	You may revoke your proxy at any time before it is exercised by delivering written notice of revocation to the Secretary of Wolverine or by attending and voting at the annual meeting.

Q:	How can I vote my shares in person at the annual meeting?

A:	Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to vote in person, please bring the enclosed proxy card and proof of identification. Even if you plan to attend the annual meeting, Wolverine recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the annual meeting. Shares held in “street name” through a brokerage account or by a bank or other nominee may be voted in person by you if you obtain a signed proxy from the record holder giving you the right to vote the shares.

Q:	What is the quorum requirement for the annual meeting?

A:	The presence in person or by proxy of the holders of a majority of the shares entitled to vote at the annual meeting is necessary to constitute a quorum. In determining the presence or absence of a quorum for the annual meeting, all shares for which a proxy or vote is received will be counted as present and represented at the meeting, including abstentions and shares represented by a broker vote on any matter.

Q:	What is the voting requirement to approve each of the proposals?

A:	A plurality of the shares voting is required to elect directors. This means that the nominees who receive the most votes will be elected. In counting votes on the election of directors, only votes “for” or “withheld” affect the outcome. Broker non-votes will be counted as not voted and will be deducted from the total shares of which a plurality is required.

Each other matter to be voted upon at the annual meeting will be approved if a majority of the shares present or represented at the meeting and entitled to vote upon the proposal are voted in favor of such matter. In counting votes on each such matter, abstentions will be counted as voted against the matter and broker non-votes will be counted as not voted upon the matter and deducted from the total shares of which a majority is required.

Q:	What are broker non-votes and what effect do they have on the proposals?

A:	Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Ernst & Young LLP as independent auditors, without instructions from the beneficial owner of those shares.

Q:	What does it mean if I receive more than one proxy or voting instruction card?

A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:	Where can I find the voting results of the annual meeting?

A:	Wolverine will announce preliminary voting results at the annual meeting and publish final results in Wolverine’s quarterly report on Form 10-Q for the second quarter of 2008.

Election of Directors

As recommended by the Governance Committee, the Board of Directors proposes that the following nominees be elected as directors for terms expiring at the 2011 annual meeting:

William K. Gerber
Blake W. Krueger
Michael A. Volkema

All of the nominees are currently directors of Wolverine whose terms will expire at the annual meeting. Each proposed nominee is willing to be elected and serve as a director. However, if a nominee is unable to serve or is otherwise unavailable for election, which is not contemplated, the incumbent Wolverine Board of Directors may or may not select a substitute nominee. If a substitute nominee is selected, your shares will be voted for the substitute nominee (unless you give other instructions). If a substitute nominee is not selected, your shares will be voted for the remaining nominees. Proxies will not be voted for more than three nominees.

Wolverine’s Board of Directors currently consists of 11 directors. Phillip D. Matthews, age 69, is retiring at this year’s annual meeting after 26 years of service as a director. Mr. Matthews served as Chairman of the Board of Wolverine from 1993 until 1996 and served as Lead Director of Wolverine from 1996 until 2007. Mr. Matthews is also Chairman of Zodiac Marine Holdings, Inc. and is a director of Washington Mutual.

Wolverine’s Amended and Restated Bylaws provide that the Board of Directors is divided into three classes, with each class to be as nearly equal in number as possible. Each class serves a term of office of three years, with the term of one class expiring at the annual meeting in each successive year.

Biographical information for each nominee and each current director who will continue to serve after the annual meeting is presented below. Except as otherwise indicated, all have had the same principal positions and employment for over five years.

Your Board of Directors recommends that you vote FOR each nominee.

Wolverine’s Board of Directors

Nominees for Terms Expiring in 2011

WILLIAM K. GERBER (age 54) was appointed to the Company’s Board of Directors on February 7, 2008. Mr. Gerber is Managing Director of Cabrillo Point Capital LLC, a private investment fund. He has held that position since 2008. From 1998 to 2007, Mr. Gerber was Executive Vice President and Chief Financial Officer of Kelley Services, Inc., a staffing solutions company. Mr. Gerber is also a director of AK Steel Corporation and Kaydon Corporation.

BLAKE W. KRUEGER (age 54) has been a director since 2006. Mr. Krueger is Chief Executive Officer and President of Wolverine, a position he assumed at last year’s annual meeting of stockholders. From October 2005 until April 2007, Mr. Krueger served as President and Chief Operating Officer of Wolverine. From 2004 to October 2005, he served as Executive Vice President and Secretary of Wolverine and President of the Heritage Brands Group. From 2003 to 2004, Mr. Krueger served as Executive Vice President and Secretary of Wolverine and President of the Caterpillar Footwear Group. He has also previously served as Executive Vice President, General Counsel and Secretary of Wolverine with various responsibilities including the human resources, retail, business development, accessory licensing, mergers and acquisitions, and legal areas.

MICHAEL A. VOLKEMA (age 52) has been a director since 2005. Mr. Volkema is Chairman of Herman Miller, Inc., a leading designer and manufacturer of furnishings for the office and home. He has held that position since 2000. Mr. Volkema became President and Chief Executive Officer of Herman Miller in 1995 and held those positions until 2003 and 2004, respectively.

Continuing Directors — Terms Expiring in 2010

JEFFREY M. BOROMISA (age 53) has been a director since 2006. Mr. Boromisa is Executive Vice President of Kellogg International, President of Asia Pacific and Senior Vice President of Kellogg Company, a leading global cereal, snack and specialty foods company. He has held these positions since 2006. Mr. Boromisa is also a member of Kellogg Company’s Global Leadership Team. From 2004 until 2006, he was Senior Vice President and Chief Financial Officer of Kellogg Company. In 2002, Mr. Boromisa was promoted to Senior Vice President, Corporate Controller and Chief Financial Officer of Kellogg International. Mr. Boromisa served as Vice President and Corporate Controller of Kellogg Company from November 1999 until 2002. In 1997, he was promoted to Vice President — Purchasing of Kellogg North America, and since 1981, has served Kellogg Company in various financial positions.

DAVID T. KOLLAT (age 69) has been a director since 1992. Mr. Kollat is Lead Director of Wolverine. Mr. Kollat is also President and Chairman of 22, Inc., a company specializing in research and management consulting for retailers and consumer goods manufacturers. Mr. Kollat is also a director of Limited Brands, Inc.; Big Lots, Inc.; and Select Comfort Corporation.

DAVID P. MEHNEY (age 68) has been a director since 1977. Mr. Mehney is President of The KMW Group, Inc., an importer and distributor of medical products, and distributor of marine products in Michigan.

TIMOTHY J. O’DONOVAN (age 62) has been a director since 1993. Mr. O’Donovan is Chairman of the Board of Wolverine, and has served in that position since April 2005. Effective as of April 19, 2007, Mr. O’Donovan retired as Chief Executive Officer of Wolverine, a position which he has held since April 2000. Mr. O’Donovan served Wolverine as its Chief Executive Officer and President from April 2000 until April 2005. Before April 2000, Mr. O’Donovan was Chief Operating Officer and President of Wolverine since 1996. Before 1996, Mr. O’Donovan was Executive Vice President of Wolverine. Mr. O’Donovan is also a director of Spartan Stores, Inc. and Kaydon Corporation.

Continuing Directors — Terms Expiring in 2009

ALBERTO L. GRIMOLDI (age 66) has been a director since 1994. Mr. Grimoldi is Chairman of Grimoldi, S.A., a shoe manufacturer and retailer in Argentina. He has held that position since 1986. Mr. Grimoldi was previously a member of the Advisory Board of Ford Motor Company in Argentina, and has also held various positions in the Argentinean government.

BRENDA J. LAUDERBACK (age 57) was appointed to the Board of Directors in 2003. From 1995 until her retirement in 1998, Ms. Lauderback was president of the Wholesale and Retail Group of Nine West Group, Inc., a footwear wholesaler and distributor. She was previously the President of the Wholesale Division of U.S. Shoe Corporation, a footwear manufacturer and distributor, and a Vice President of Dayton Hudson Corporation, a retailer. Ms. Lauderback is also a director of Irwin Financial Corporation; Big Lots, Inc.; Denny’s Corporation; and Select Comfort Corporation.

SHIRLEY D. PETERSON (age 66) has been a director since 2005. From 1995 until her retirement in 2000, Ms. Peterson served as President of Hood College of Frederick, Maryland. From 1993 to 1995 she was a partner at the law firm Steptoe & Johnson LLP. She was previously the Commissioner of the Internal Revenue Service and an Assistant Attorney General of the Tax Division for the U.S. Department of Justice. Ms. Peterson is also a director of The Goodyear Tire & Rubber Company; AK Steel Holding Corporation; Champion Enterprises Inc.; and DWS Scudder Funds. Ms. Peterson expects to retire as a Board Member of the DWS Scudder Funds effective April 1, 2008.

Board Committees and Meetings

During the 2007 fiscal year, the Board of Directors held five regular meetings. Each of the directors attended 75% or more of the aggregate of the total number of full Board meetings and the total number of meetings of committees on which he or she served (during the periods that he or she served).

The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Governance Committee. Members of each committee are appointed by the Board of Directors and the authority, duties and responsibilities of each committee are governed by written charters approved by the Board of Directors. In addition to regular Board and Committee meetings, Wolverine has regular scheduled executive sessions for non-management directors. Wolverine’s independent Lead Director, Mr. Kollat, presides at all non-management executive sessions. Interested parties may make concerns known to the non-management directors by communicating with Mr. Kollat or with the non-management directors as a group, through one of the Board communication mechanisms described later in this proxy statement under the heading “Corporate Governance Principles — Communication with the Board.”

The table below shows current membership for each of the standing committees:

	Compensation	Governance
Audit Committee	Committee	Committee
Jeffrey M. Boromisa*	David T. Kollat	Brenda J. Lauderback*
David T. Kollat	Phillip D. Matthews*	David P. Mehney
Brenda J. Lauderback	David P. Mehney	Shirley D. Peterson
Shirley D. Peterson	Michael A. Volkema	Michael A. Volkema

*	Committee Chairman

Below is a description of each of the standing committees.

Audit Committee.  The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and performs the following duties:

•	represents and assists the Board in fulfilling its oversight responsibility regarding Wolverine’s financial reporting and accounting process;

•	appoints, retains, compensates, oversees, evaluates and, if appropriate, terminates the independent auditors;

•	annually reviews the performance, effectiveness, objectivity and independence of the independent auditors and Wolverine’s internal audit function;

•	obtains and reviews the independent auditors’ internal quality control report and other reports required by applicable rules, regulations and standards;

•	assesses auditor independence;

•	establishes procedures for the receipt, retention and treatment of complaints regarding accounting and auditing matters;

•	meets to review Wolverine’s financial statements, including disclosures in Management’s Discussion and Analysis of Financial Condition and Results of Operations, that are included in Wolverine’s reports on Form 10-Q and Form 10-K;

•	reviews Wolverine’s policies and systems with respect to risk assessment and risk management and discusses significant risks or exposures with management and the independent auditors;

•	discusses with internal auditors and the independent auditors the overall scope and plans for their respective audits;

•	oversees Wolverine’s legal and regulatory compliance systems;

•	reviews and discusses the adequacy and effectiveness of Wolverine’s internal control over financial reporting and disclosure controls and procedures; and

•	establishes policies and procedures relating to the engagement of the independent auditors, including pre-approval policies and procedures.

Only independent directors may serve on the Audit Committee. Each member of the Audit Committee satisfies the independence standards for such committee members established by the New York Stock Exchange (“NYSE”) and the SEC. The Audit Committee met eleven times in 2007.

Compensation Committee.  The Compensation Committee:

•	assists the Board of Directors in discharging its responsibilities relating to executive compensation and fulfilling its responsibilities relating to Wolverine’s compensation and benefit programs and policies;

•	oversees the overall compensation structure, policies and programs, and assesses whether the compensation structure establishes appropriate incentives;

•	reviews and approves corporate and personal goals and objectives relevant to Chief Executive Officer compensation, evaluates the performance of the Chief Executive Officer in light of these goals and objectives, and, together with the other independent directors, approves the compensation of the Chief Executive Officer based on the evaluation;

•	reviews and approves the compensation of elected corporate officers and other executives, including bonuses and equity compensation;

•	administers and makes recommendations with respect to Wolverine’s stock option and other equity-based incentive plans; and

•	reviews and discusses with management Wolverine’s Compensation Discussion and Analysis and related disclosures required by the rules of the Securities and Exchange Commission (“SEC”) and recommends to the Board of Directors whether such disclosures should be included in the annual report and proxy statement.

Only independent directors may serve on the Compensation Committee. Each member of the Compensation Committee satisfies the independence standards for such committee members established by NYSE. The Compensation Committee met five times during 2007.

Governance Committee.  The Governance Committee:

•	interviews each potential director nominee and recommends, consistent with criteria approved by the Board, suitable candidates for nomination or appointment to the Board;

•	in conjunction with the Board, establishes qualification standards for Board and committee membership;

•	develops and recommends to the Board an annual self-evaluation process for the Board and its committees and oversees the evaluation process;

•	establishes and recommends director independence guidelines to the Board;

•	reviews and reports on all matters generally relating to corporate governance and develops and recommends to the Board corporate governance guidelines;

•	recommends to the Board key executives to serve as corporate officers of Wolverine; and

•	annually reviews the compensation of directors for service on the Board of Directors and committees and makes recommendations to the Board of Directors regarding such compensation.

In evaluating the skills and characteristics required of Board members, the Governance Committee addresses issues such as experience, diversity, age and skills in the context of the current make-up of the Board. The Governance Committee will consider candidates for nomination that are recommended by stockholders, directors, officers, third-party search firms and other sources. Stockholders may recommend individual nominees for consideration by the Governance Committee by communicating with the Governance Committee through one of the Board communication mechanisms described under the heading “Corporate Governance Principles — Communication with the Board.” The Board of Directors ultimately determines individuals to be nominated at each annual meeting. Direct stockholder nominations may be made through the procedure described below under the subheading “Stockholder Nominations.” From time to time, Wolverine or the Governance Committee engages third-party search firms to assist with identifying and evaluating potential nominees.

In making nominee recommendations to the Board, the Governance Committee considers a potential nominee’s ability, judgment and personal and professional integrity. The Governance Committee seeks nominees who are likely to be most effective, in conjunction with other nominees and Board members, in collectively serving the long-term interests of the stockholders.

Only independent directors may serve on the Governance Committee. Each member of the Governance Committee satisfies the independence standards for such committee members established by NYSE. The Governance Committee met five times during 2007.

Stockholder Nominations

Nominations may be made by a stockholder entitled to vote for the election of directors if, and only if, the stockholder submits advance notice of the proposed nomination to the Secretary of Wolverine and the notice is received by the Secretary of Wolverine not less than 50 nor more than 75 days before the annual meeting. However, if the first to occur of the notice of the meeting or public disclosure is given or made to stockholders less than 65 days before the annual meeting, the notice of the proposed nomination must be received not later than the close of business on the 15th day after the day on which the notice of the date of the meeting was mailed or the public disclosure was made, whichever occurs first. Each notice submitted by a stockholder must set forth each nominee’s name, age, business address, residence address and principal occupation and employment, the class and number of shares of common stock beneficially owned by each nominee, and any other information concerning each nominee required to be included in a proxy statement soliciting proxies for the election of the nominee under the rules of the SEC. In addition, the notice must state the name, record address and the class and number of shares of common stock beneficially owned by the stockholder submitting the notice. If the chairman of the meeting determines that a nomination was not made in accordance with these procedures, he or she must announce that determination at the meeting and the nomination will be disregarded.

Corporate Governance Principles

Wolverine has developed governance principles to assist the Board in fulfilling its responsibilities to stockholders and to provide a framework for the Board’s oversight responsibilities regarding the management of Wolverine. Wolverine’s governance principles are dynamic and have been developed and revised over a period of many years to reflect changing laws, regulations and best business practices. The governance principles also provide guidance and transparency to management, employees, investors and other stakeholders regarding the Board’s philosophy, high ethical standards, expectations for conducting business, and decision-making processes.

The following is a summary of certain of Wolverine’s policies, charters, guidelines and principles relating to corporate governance and financial reporting. You may access complete current copies of our Code of Conduct & Compliance, Corporate Governance Guidelines, Director Independence Standards, Accounting and Finance Code of Ethics, Audit Committee Charter, Governance Committee Charter and Compensation Committee Charter at our website, www.wolverineworldwide.com. Each of these is also available in print to any stockholder upon request, and the Director Independence Standards are attached as Appendix A to this Proxy Statement.

Independence

The Board believes that the independence of directors and Board committee members is important to assure that the Board and its committees operate only in the best interests of the stockholders and to avoid any appearance of conflict of interest. For over 14 years, Wolverine has functioned with not more than two active or former management employees as directors. The remainder of the Board’s 8 to 12 directors over this period have been non-management directors. Only two current or former management employees, Wolverine’s Chief Executive Officer and President, and Wolverine’s Chairman and former Chief Executive Officer, currently serve as directors. Wolverine’s formal Corporate Governance Guidelines require that a substantial majority of the directors be independent.

The Board has determined that the following 8 of its 11 directors meet the director independence standards adopted by the Board and the applicable NYSE standards for independence (including, with respect to audit committee members, the heightened independence criteria applicable to audit committee members under the NYSE and SEC independence standards), have no material relationship with Wolverine, and therefore are independent:

•	Jeffrey M. Boromisa
•	William K. Gerber
•	David T. Kollat
•	Brenda J. Lauderback
•	Phillip D. Matthews
•	David P. Mehney*
•	Shirley D. Peterson
•	Michael A. Volkema

Our Board of Directors has adopted categorical Independence Standards, which are attached as Appendix A to this Proxy Statement and which are also available at our website. These Independence Standards comply with and, in some areas, exceed the director independence standards required by NYSE. In summary, under these standards a director is considered independent only if the director and his or her immediate family members do not have, and generally have not had in the most recent three years, any material relationships with Wolverine, its subsidiaries or affiliates (including certain relationships with Wolverine’s independent auditors). The standards establish thresholds at which such relationships are deemed to be not material. In addition, the Board examines on a case-by-case basis transactions and relationships that are not of a nature addressed by the categorical standards.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines that set forth the primary framework of governance principles applicable to Wolverine. The Corporate Governance Guidelines outline the general duties and functions of the Board and management, and set forth general principles regarding Board composition, independence, Board meetings and responsibilities, Board committees, expectations of directors, annual performance evaluations, management succession and ethical expectations.

* See the discussion of indirect related party transactions under the caption “Related Matters,” subheading “Certain Relationships and Related Transactions.”

Stock Ownership Requirements for Directors and Executive Officers

For many years, the Board has believed that directors and management should have a significant financial stake in Wolverine to align their interests with those of the stockholders. For that reason, several years ago the Board adopted formal requirements that directors and executive management own specified amounts of Wolverine stock (including ownership credit for stock units allocated to non-employee directors under the Deferred Compensation Plan) within five years of their respective election to the Board or appointment as a member of executive management. The ownership requirements are as follows: (i) for directors, five times the current Board retainer, (ii) for the Chief Executive Officer, five times base salary, (iii) for other executive officers, between two and three times base salaries, and (iv) for other executive management, between one and two times base salaries.

Code of Conduct & Compliance

For years, Wolverine and its employees and directors have followed an extensive Code of Conduct & Compliance (“Code”). This comprehensive Code establishes basic guidelines to help employees and directors comply with applicable legal requirements and sets forth Wolverine’s expectations regarding business ethics, integrity, honesty, fairness and keeping commitments. The Code contains Wolverine’s principles and procedures regarding conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of Wolverine’s assets, compliance with laws, rules and regulations, engagement criteria for Wolverine’s trading partners, “whistle blower” protection provisions, expectations regarding the integrity of books and records, and guidelines and procedures for many other subjects. Employees are surveyed annually to identify any areas of noncompliance with the Code, and the results of this survey are reported to the Board.

Accounting and Finance Code of Ethics

The Board has adopted an Accounting and Finance Code of Ethics (“Finance Ethics Code”). This is an ethics code focused on the financial reporting process and is intended to protect the interests of all of Wolverine’s constituents, including stockholders, employees, customers and the communities in which Wolverine conducts business. Many of the basic tenets of the Finance Ethics Code have been incorporated for many years in the Code. The Finance Ethics Code is applicable to Wolverine’s Chief Executive Officer, Chief Financial Officer and Corporate Controller and sets forth specific rules of conduct and expectations regarding the financial reporting process, protection of Wolverine’s assets, compliance with rules and regulations and honest and ethical conduct in connection with the financial reporting process and related disclosures. The Finance Ethics Code and the Code are available on the Corporate Governance section of the Investors section of Wolverine’s website at www.wolverineworldwide.com, where Wolverine will post any waiver of these codes for directors or executive officers.

Board Committee Charters

The Board has organized and formed three committees, the Audit Committee, the Compensation Committee and the Governance Committee. The Board has approved a committee charter for each committee that contains basic principles regarding the committee’s organization, purpose, authority and responsibilities. The performance of each committee is reviewed annually by committee members and the Board.

Leadership

Since 1993, the Board has operated with an independent Lead Director, who is selected by the independent directors. The duties of the independent Lead Director include: (a) working closely with the Chairman regarding the agenda and scheduling for Board and committee meetings; (b) overseeing information sent to the Board; (c) presiding over executive sessions; (d) serving as a liaison between the Chairman and the independent Directors; (e) presiding over Board meetings in the absence of the Chairman; and (f) being available for consultation and communications with stockholders as appropriate.

Attendance

The Board prides itself on its ability to recruit and retain directors who have a diversity of experience, who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who are effective (in conjunction with the other members of the Board) in collectively serving the long-term interests of the stockholders. Board and committee attendance is central to the proper functioning of the Board of Directors and is a priority. Directors are expected to make every effort to attend every Board meeting. Directors are also expected to attend the Annual Meeting of Stockholders in person. All 11 then-current directors attended the 2007 annual meeting.

Communication with the Board

Stockholders and interested parties may communicate with members of Wolverine’s Board of Directors through various links provided on the Corporate Governance section of the Investors section of Wolverine’s website at www.wolverineworldwide.com or by sending correspondence to the Board, a specific Board committee or a Board member c/o General Counsel, Wolverine World Wide, Inc., 9341 Courtland Drive, N.E., Rockford, Michigan 49351. Any communications submitted by any of the above means (or the means described below) are received by Wolverine’s General Counsel and forwarded to the appropriate person or persons. Complaints or concerns regarding Wolverine’s financial statements and accounting, auditing, internal control and reporting practices can be reported to the audit committee (including anonymous and confidential submissions) by sending an e-mail to financialconcerns@wwwinc.com or by writing to the audit committee c/o the General Counsel at the above address.

Board and Company Culture

Wolverine’s comprehensive governance guidelines and principles are coupled with a robust, open and effective Board environment that promotes respect, trust and candor, fosters a culture of open dissent and permits each director to express opinions and contribute to the Board process. Directors are expected to have unrestricted access to management and any company information they desire. The participation of Board members and the open exchange of opinions is further encouraged at the Board committee level through the periodic rotation of Board members among its standing committees. This open and candid operating environment is shared by management and the Board and is essential to fully realize the benefits of Wolverine’s formal governance guidelines, principles, charters and policies.

Ownership of Wolverine Stock

Five Percent Stockholders

The following table sets forth information concerning the number of shares of Wolverine stock held by each entity known to Wolverine to be the beneficial owner of more than five percent of Wolverine’s outstanding shares of common stock:

Five Percent Stockholders

	Amount and Nature of Beneficial
	Ownership of Common Stock
			Shared Voting	Total
Name and Address	Sole Voting	Sole Dispositive	or Dispositive	Beneficial	Percent
of Beneficial Owner	Power	Power	Power	Ownership	of Class
Barclays Global Investors, NA(1)	2,326,764	3,034,322	0	3,034,322	5.8
45 Fremont Street San Francisco, CA 94105
Franklin Resources, Inc.(2)	3,092,239	3,092,239	0	3,092,239	5.9
One Franklin Parkway San Mateo, CA 94403

(1)	Based on information set forth in Schedule 13G filed February 5, 2008. The Schedule 13G indicates that Barclays Global Investors, NA and other related entities (some of which are investment advisors or banks) beneficially own, in the aggregate, 3,034,322 shares of Wolverine common stock.

(2)	Based on information set forth in Schedule 13G filed February 8, 2008. The Schedule 13G indicates that Franklin Resources, Inc. and one or more open- or close-end investment companies and other managed accounts that are investment management clients of investment managers that are direct and indirect subsidiaries of Franklin Resources, Inc. beneficially own, in the aggregate, 3,092,239.

Stock Ownership By Management

The following table sets forth the number of shares of common stock beneficially owned as of March 3, 2008, by each of Wolverine’s directors and nominees for director, each of the named executive officers and all of Wolverine’s directors, nominees for director and executive officers as a group. An asterisk in the column for “Percent of Class” means the individual beneficially owns less than one percent of the common stock:

Stock Ownership By Management

	Amount and Nature of Beneficial
	Ownership of Common Stock(1)
	Sole Voting	Shared Voting		Total
Name of	and Dispositive	or Dispositive	Stock	Beneficial	Percent
Beneficial Owner	Power	Power(2)	Options(3)	Ownership(3)	of Class
Jeffrey M. Boromisa	—	—	10,736	10,736	*
Kenneth A. Grady	6,800	—	3,034	9,834	*
William K. Gerber	500	—	6,891	7,391	*
Alberto L. Grimoldi	10,168	—	42,784	52,952	*
Stephen L. Gulis, Jr.	158,632	1,890	254,529	415,051	*
David T. Kollat	83,934	—	56,665	140,599	*
Blake W. Krueger	234,899	—	283,037	517,936	1.01
Brenda J. Lauderback	5,100	—	11,040	16,140	*
Phillip D. Matthews(4)	34,238	—	56,665	90,903	*
David P. Mehney	50,520	49,250	56,665	156,435	*
Timothy J. O’Donovan	309,510	125,821	502,351	937,682	1.83
Nicholas P. Ottenwess	33,291	190	85,961	119,442	*
Shirley D. Peterson	3,000	—	19,603	22,603	*
Michael A. Volkema	5,000	—	14,903	19,903	*
James D. Zwiers	37,641	—	32,842	70,483	*
All directors and executive officers as a group	980,233	177,151	1,437,706	2,595,090	5.07

(1)	The numbers of shares stated are based on information provided by each person listed and include shares personally owned of record and shares that, under applicable regulations, are considered to be otherwise beneficially owned.

(2)	These numbers include shares over which the listed person is legally entitled to share voting or dispositive power by reason of joint ownership, trust or other contract or property right, and shares held by spouses, children or other relatives over whom the listed person may have influence by reason of relationship.

(3)	The numbers in the Stock Options column represent shares that may be acquired within 60 days after March 3, 2008, by the exercise of stock options granted under Wolverine’s various stock option plans. These numbers are also included in the Total Beneficial Ownership column.

(4)	Mr. Matthews pledged 34,238 shares of Wolverine common stock in connection with a post-paid variable forward sale contact entered into on February 15, 2007 with an unaffiliated third party buyer.

Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS

Objectives of Wolverine’s Compensation Programs

The basic compensation philosophy of the Compensation Committee and Wolverine is to provide competitive salaries and incentives to achieve superior financial performance. Wolverine’s executive compensation policies are designed to achieve four primary objectives:

•	attract and retain well-qualified executives who will lead Wolverine and achieve and inspire superior performance;

•	provide incentives for achievement of specific near-term individual, business unit and corporate goals and to reward attainment of goals at established levels;

•	provide incentives for achievement of longer-term financial goals and to reward attainment of goals at established levels; and

•	align the interests of management with those of the stockholders to encourage achievement of continuing increases in stockholder value.

The Compensation Committee reviews and structures Wolverine’s compensation programs to balance employee salaries with compensation that is performance-based and also to reward annual performance while maintaining a focus on longer-term objectives. The mix of compensation elements varies based on an employee’s position and responsibilities. Wolverine’s objective is to balance the total compensation package between cash, non-cash, long-term, short-term and currently paid compensation in a way that meets the goals set forth above. Wolverine believes it serves the needs of its stockholders and key management employees to provide incentives commensurate with individual management responsibilities and past and future contributions to corporate objectives.

The Compensation Committee compares the base salaries and overall compensation levels of Wolverine’s Chief Executive Officer, Chief Operating Officer (through April 2007 when Mr. Krueger was Chief Operating Officer), and Chief Financial Officer with those of executives with similar positions in companies of similar type, size and financial performance. Although some footwear companies are among the companies included in the comparison group, this group is not limited to footwear companies because Wolverine competes for talent with a wide range of corporations. Wolverine’s current comparison group includes: Jones Apparel Group, Inc.; Brown Shoe Company, Inc.; The Timberland Company; Genesco, Inc.; Columbia Sportswear Company; Skechers U.S.A., Inc.; The Stride Rite Corp.; Kenneth Cole Productions, Inc.; K-Swiss Inc.; Steven Madden, Ltd.; Rocky Brands, Inc.; Deckers Outdoor Corporation; and Weyco Group, Inc. (the “Peer Group”). For purposes of comparative total shareholder return under the LTIP for the 2005-2007 performance period, Nike, Inc. replaces The Stride Rite Corp. in the Peer Group because of the acquisition of The Stride Rite Corp. in 2007.

In general, the Compensation Committee has targeted base salaries for the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer positions to be at the median to slightly below the median percentile of base salaries paid for comparable positions within the Peer Group. The Compensation Committee targets this level of salary in recognition of the need to provide competitive base salaries to attract and retain executive talent, while allowing for a greater portion of compensation to come in forms that are at risk, and dependent upon performance. This “pay for performance” approach allows potential overall compensation to exceed or fall below the median Peer Group levels, depending on Wolverine’s performance under the Annual Bonus Plan and Long-Term Incentive Plan and depending on whether Wolverine’s stock price has increased or decreased.

Implementation of Wolverine’s Compensation Programs

The Compensation Committee administers and makes recommendations with respect to Wolverine’s compensation plans and reviews and approves (with input from the independent directors in the case of the Chief Executive Officer) the compensation of key senior executives. The Compensation Committee receives recommendations from Wolverine’s Chief Executive Officer regarding the compensation of senior executive officers (other than the Chief Executive Officer). Wolverine did not engage a compensation consultant in 2007.

In addition to reviewing comparative data from the Peer Group, the Compensation Committee reviews aggregate compensation data for U.S. publicly traded companies with revenues ranging from $1 billion to $1.5 billion (excluding companies with overall compensation in excess of certain dollar thresholds). The Compensation Committee focuses its comparative analysis primarily on the Peer Group since it believes that the Peer Group represents companies that are most similarly-positioned to Wolverine.

Elements of Compensation

Executive compensation at Wolverine consists primarily of the following elements:

•	base salary and benefits;

•	performance-based compensation, if any, under the Executive Short-Term Incentive Plan (the “Annual Bonus Plan”);

•	amounts paid, if any, as individual-specific bonuses designed to encourage achievement of individual goals;

•	performance-based compensation, if any, under the Long-Term Incentive Plan (“LTIP”);

•	participation in Wolverine’s equity-based incentive plans; and

•	participation in Wolverine’s retirement plans.

These components, individually and in the aggregate, are designed to accomplish one or more of the four compensation objectives described above.

    Base Salary

To attract and retain well-qualified executives, the Compensation Committee seeks to establish competitive base salaries. In setting individual base salaries, the Compensation Committee considers the executive’s performance, the executive’s current compensation, the executive’s responsibilities and Wolverine’s or the applicable business unit’s performance (determined by reference to pre-tax levels of profit and levels of sales). The Compensation Committee also considers Peer Group base salary information for the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer positions, and has generally targeted salaries to be at the median to slightly below the median percentile of base salaries paid for comparable positions within the Peer Group. Although the Compensation Committee does not give specific weight to any particular factor, the most weight is given to the executive’s performance, and a significant but lesser weight is generally given to the comparative data.

In general, base salaries for the Chief Executive Officer, Chief Operating Officer (through April 2007 when Mr. Krueger was Chief Operating Officer), and Chief Financial Officer were near the median of salaries paid by companies included in the Peer Group. The 2007 average base salary of executive officers increased over the previous year’s level as a result of a combination of factors, including improved individual performance, improved or continued high-level performance by Wolverine, promotions and increased responsibilities.

    Annual Incentive Bonus

The Annual Bonus Plan is designed to provide key employees with the opportunity for bonuses based on the performance of Wolverine, its subsidiaries, operating divisions and/or profit centers. A target bonus goal (the “target bonus”), expressed as a percentage of the participant’s base salary, is established by the Compensation Committee. The Compensation Committee then establishes “incentive bonus” levels, expressed as a percentage of the target bonus, that are paid to the participant at specified levels of performance.

The two primary measures of corporate and divisional performance in 2007 were pre-tax profits and sales, with 80% of participants’ target amounts weighted on pre-tax profits. The Compensation Committee determined that the weighting between sales and profits reflected Wolverine’s goal to grow sales, but not at the expense of profits and shareholder return. With the exception of Mr. Zwiers, the targets for named executive officers were based solely on corporate performance. Mr. Zwiers’ targets were based on a mix of corporate performance and the performance of the Hush Puppies and Hush Puppies U.S. businesses because of his role as President of the Hush Puppies USA business during 2007.

During fiscal 2007, the named executive officers were targeted to receive the following percentages of their annual salaries as annual bonus compensation: Mr. Grady 20%; Mr. Gulis 32%; Mr. Krueger 48%; Mr. O’Donovan 48% (but prorated to the period of time during 2007 when Mr. O’Donovan was Chief Executive Officer); Mr. Ottenwess 20%; and Mr. Zwiers 20%. Actual payouts, if any, could range from 50% to 212.5% of the target percentage, based on Wolverine’s performance. Maximum payout under this annual incentive bonus and the annual discretionary bonus that is based on individual performance (described below), on a combined basis, is 200% of target.

In determining the target percentages, the Compensation Committee considered each named executive officer’s position, competitive incentives and the executive’s aggregate incentive compensation potential under all of Wolverine’s plans. The Compensation Committee determined that these percentages were competitive in the marketplace for similar positions and responsibilities. The percentage of total compensation represented by annual bonuses is generally higher for more senior executives to reflect their greater influence on profits and sales and to put a larger percentage of their total potential cash compensation “at risk.” Accordingly, the target for the Chief Executive Officer is at the top end of the range.

For 2007, Wolverine’s corporate sales and corporate pre-tax profit performance goals were as follows:

Performance Level
(Percentage of		Pre-Tax
Target Payout)	Sales	Earnings
Threshold (50)%	$1.19 Billion	$127.6 Million
Target (100)%	$1.205 Billion	$131.0 Million
Goal (150)%	$1.22 Billion	$134.4 Million
Maximum (212.5)%	$1.235 Billion	$137.8 Million

Wolverine’s sales for 2007 were between threshold and target levels. Wolverine’s pre-tax earnings for 2007 exceeded the maximum goal. Based on these corporate performance levels, payments under the Annual Bonus Plan for Messrs. Grady, Gulis, Krueger, O’Donovan (prorated) and Ottenwess were at approximately 185% of each individual’s respective target level. Because of the comparative performance levels between pre-tax earnings and sales and the weighting of the performance factors, approximately 91% of the actual payout under the Annual Bonus Plan for 2007 related to pre-tax earnings and approximately 9% related to sales.

Mr. Zwiers’ annual bonus for 2007 was based partially on corporate performance and partially on the sales and pre-tax profit performance of the Hush Puppies and Hush Puppies U.S. businesses. The sales and pre-tax profit performance of the Hush Puppies and Hush Puppies U.S. businesses ranged from below threshold level to goal level with the overall payout to Mr. Zwiers based on all of his annual bonus components between threshold and target levels.

The Annual Bonus Plan closely links the bonus opportunity for key employees to the performance of the specific divisions and operations over which they have substantial control and ability to impact results. This structure provides clear incentives and line-of-sight management to drive operational performance and divisional achievements on an annual basis. This complements the approach of the LTIP described below, which is focused on Wolverine’s long-term achievements in earnings-per-share and total stockholder return.

    Discretionary Bonus

In addition to performance-based compensation under the Annual Bonus Plan, Wolverine generally pays annual bonuses to key employees based on individual performance goals. Wolverine uses discretionary bonuses as a way to provide further incentive for support of corporate initiatives.

Bonuses based on individual performance are paid on a discretionary basis based on achievement of personal goals, which may include elements such as executing strategies to support Wolverine’s vision, developing people, supporting social and environmental responsibility, growing new business initiatives, and driving operational excellence. The performance bonus for the Chief Executive Officer is paid only after the review and approval of the Compensation Committee and the independent Directors. Discretionary bonuses are generally not paid to executive officers if Wolverine (or the applicable division) does not achieve at least the threshold pre-tax earnings goal under the Annual Bonus Plan.

During 2007, discretionary bonuses for named executive officers were targeted at the following percentages of annual salary: Mr. Grady 5%; Mr. Gulis 8%; Mr. Krueger 12%; Mr. O’Donovan 12% (but prorated to the period of time during 2007 when Mr. O’Donovan was Chief Executive Officer); Mr. Ottenwess 5%; and Mr. Zwiers 5%. In determining the percentages, the Compensation Committee considered the factors discussed above in connection with the Annual Bonus Plan and each named executive officer’s capacity to affect Wolverine’s performance.

Discretionary bonus payouts range from 75% of the target for 60-70% achievement of personal goals, to 100% of the target for 70-80% achievement of personal goals, to 135% of target for 80-90% achievement of personal goals, to 150% of target for 90-100% achievement of personal goals. Because Wolverine exceeded its corporate threshold pre-tax earnings goal under the Annual Bonus Plan for fiscal 2007, discretionary bonus payouts between target and maximum levels were made to Messrs. Grady, Gulis, Krueger, O’Donovan and Ottenwess for this period based upon achievement of individual performance goals. In addition, Wolverine awarded Mr. Zwiers a bonus, as reflected in the Summary Compensation Table, based on his performance of additional duties during 2007.

    Long-Term Incentive Plan (3-Year Bonus Plan)

The LTIP provides the opportunity for performance-based compensation based upon the achievement of company financial performance goals over a three-year period. The LTIP is intended to foster cooperation among all business units and provide significant incentive to achieve Wolverine’s long-term EPS performance goals and strong total stockholder return. The primary concept of the LTIP is to establish financial performance goals for each three-year time period for Wolverine. New performance periods begin each fiscal year and end three full fiscal years later.

Awards under the LTIP are based on a percentage of average annual earned salary during the three-year period, and performance is determined by reference to one or more of the performance factors listed in the plan. If the minimum three-year targeted goal is not achieved, no bonus will be paid.

For the 2005-2007 performance period, performance was determined 50% by reference to Wolverine’s aggregate EPS over the three-year period and 50% by reference to TSR compared to the Peer Group. The Compensation Committee believes it is important to provide a reward and incentive for increasing EPS, but also believes that such reward must be gauged against and superior to the results achieved by the Peer Group.

Performance objectives for the 2005-2007 performance period under the LTIP relating to relative TSR against the Peer Group are as follows:

TSR Ranking Against	Percentage of Target
Peer Group	Payout
1st	200%
2nd	175%
3rd	150%
4th	125%
5th	100%
6th	75%
7th	50%
8th – 14th	0%

EPS performance objectives for the 2005-2007 period under the LTIP were as follows:

Performance Level
(Percentage of Target	Aggregate EPS for the
Payout)	Three-Year Period
Threshold (50)%	$3.54
Target (100)%	$3.68
Goal (150)%	$3.82
Maximum (200)%	$4.12

EPS performance for the three year period exceeded the maximum goal level and a TSR ranking of 7th was at the threshold payout level of 50% of target for the 2005-2007 performance period under the LTIP. Based on EPS and TSR performance, Wolverine paid cash incentive bonuses with respect to the three-year performance period ended December 29, 2007, at 125% of target levels.

    Equity-Based Incentive Plans

Wolverine grants restricted stock and stock options (including incentive stock options) to its named executive officers. These awards are designed to:

•	more closely align executive and stockholder interests;

•	reward executives and other key employees for building stockholder value; and

•	encourage long-term investment in Wolverine by participating executives.

The Compensation Committee believes that stock ownership by management is beneficial to stockholders and stock incentives have been granted by Wolverine to executives and other key employees pursuant to various equity-based plans for several decades. The Compensation Committee administers all aspects of these plans and determines the amount of and terms applicable to any award under these plans.

In determining the number of shares of restricted stock and the number of options to be awarded to executives in 2007, the Compensation Committee took into consideration the executive’s level of responsibility and, with respect to the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer positions, compensation practices of the companies within the Peer Group. As a general practice, both the number of shares and options granted and their proportion relative to the total number of shares and options granted increase in some proportion to increases in each executive’s responsibilities. Accordingly, the Chief Executive

Officer generally receives more stock options and restricted stock than the other named executive officers. The Compensation Committee also considers the recommendations of management (except for awards to the Chief Executive Officer), the individual performance of the executive and the number of shares previously awarded to the executive.

The value of equity grants to the Chief Executive Officer and Chief Operating Officer was generally targeted between 100% and 120% of base salary. The value of equity grants to the Chief Financial Officer was generally targeted between 90% and 110% of base salary. The value of equity grants to the other named executive officers was generally targeted between 40% and 60% of base salary. The different levels of equity compensation reflect the ability of an individual to impact Wolverine’s performance and stock price.

The Compensation Committee has reviewed the mix of restricted stock and stock options and believes the mix is appropriate based on the retentive nature of restricted stock and the incentive nature of stock options. Due to the strong retentive nature of restricted stock, considering the extended vesting schedule, the value of equity award grants is weighted slightly more heavily toward restricted stock grants. Restrictions lapse with respect to 25% of the shares granted on the third anniversary of the date of grant, with restrictions lapsing on an additional 25% on the fourth anniversary. Restrictions on the final 50% of a restricted award do not vest until the fifth anniversary of the date of grant. This schedule encourages retention and long-term investment in Wolverine by participating executives.

The Compensation Committee also views the grant of stock options as having a retentive element because 1/3 of each option grant vests on each of the first three anniversaries of the date of grant. The Compensation Committee views stock options primarily as an incentive for the named executive officers to increase stockholder value and drive increased share prices.

Stock options vest and the restrictions on shares of restricted stock lapse upon a change in control of Wolverine. Change in control includes certain changes in the composition of the board of directors, certain acquisitions of 20% of Wolverine’s common stock and other specified reorganizations, mergers, consolidations, liquidations, dissolutions or disposition of substantial assets. Wolverine calculates the accounting cost of equity-based awards under SFAS No. 123(R), Share Based Payments. As such, the grant date accounting fair value, which is fixed at date of grant, is expensed over the vesting period. Consistent with SEC rules, the 2007 compensation expense associated with any outstanding equity grants for the named executive officers is presented in the Summary Compensation Table.

The Compensation Committee also maintains stock ownership guidelines that apply to all executive management, including the named executive officers. The ownership guidelines require, within certain time periods, ownership by the named executive officers in the following amounts: two times base salary (Messrs. Grady, Ottenwess and Zwiers); three times base salary (Mr. Gulis); and five times base salary (Mr. Krueger). The Compensation Committee believes that these ownership guidelines bolster the goal of aligning management’s interests with stockholders’ interests under Wolverine’s restricted stock plans by requiring continued levels of ownership of Wolverine stock even after restrictions on the sale of stock lapse. Wolverine’s policy does not allow hedging by Wolverine officers.

Wolverine generally awards stock options and restricted stock in February of each year at the Compensation Committee’s regularly scheduled meeting. The exercise price of stock options is the fair market value of Wolverine’s common stock on the grant date.

Retirement Plans

The named executive officers participate in Wolverine’s qualified pension plan and 401(k) savings plan (including potential company matching) covering most salaried domestic employees. Certain named executive officers also participate in a supplemental executive retirement plan. The Compensation Committee believes that, through vesting and participation requirements and increased value based on years of service, Wolverine’s retirement plans encourage long-term commitment by Wolverine’s executives and assist Wolverine in attracting and retaining talented executives.

    Qualified Pension Plan

The vesting period for participation in the qualified pension plan is five years of service. Subject to the limitations imposed by the Internal Revenue Code, the Wolverine employee pension plan generally provides monthly benefits at normal retirement in an amount equal to 1.6% of final average monthly earnings (generally base salary and annual bonus, less social security allowance) multiplied by the number of years of service up to 30 years. For certain named executive officers, the benefit is calculated using 2.4% (for Messrs. O’Donovan, Krueger and Gulis) or 2.0% (for Messrs. Ottenwess and Zwiers) of final average monthly earnings multiplied by the participant’s number of years of service up to 25 years. The higher percentages in place for Messrs. O’Donovan, Krueger and Gulis reflect an enhanced retention element of their compensation due to their respective positions and ability to affect Wolverine’s performance.

    Supplemental Executive Retirement Plan (SERP)

Wolverine also maintains a Supplemental Executive Retirement Plan (the “SERP”) which covers certain officers of Wolverine, including Messrs O’Donovan, Krueger, Gulis, Ottenwess and Zwiers. The SERP is maintained because the Compensation Committee believes that the limit on compensation that can be taken into account for Wolverine’s qualified pension plan does not allow Wolverine to provide sufficient retirement benefits that have the recruitment and retention value necessary to attract and retain highly compensated executives who are significantly responsible for Wolverine’s results of operations.

Under the SERP, a participating executive will be eligible for an annual supplemental benefit once he or she has completed five years of service after having been approved as a participant in the SERP. This schedule is intended to provide significant retention incentives for participating executives.

The supplemental benefit is generally equal to the difference between the executive’s retirement benefit under Wolverine’s qualified pension plan and the benefits the executive would have received if there were no cap on earnings when calculating the benefit under the pension plan. The SERP caps years of service at 25 years rather than 30 years (the pension plan cap for non-SERP participants). The SERP also allows a retired executive to draw earlier (beginning at 55) and on different terms than under the pension plan. The percentage multiplier is the same under the SERP as it is under the Pension Plan. Wolverine may grant additional deemed years of service under the SERP, subject to the overall limit of 25 years of service. The full benefit of any additional years of deemed service is paid under the SERP.

A retired SERP participant may draw the full benefit beginning at age 65 or may elect to begin receiving a reduced benefit at or after age 55 (see the notes to the Pension Benefits Table). The SERP also includes a disability benefit (See the Disability Benefit calculation and related note under the Potential Payments Upon Termination or Change in Control Table). The SERP also provides for a death benefit to the executive’s designated beneficiary if the executive dies before retiring (See the Death Benefit calculation and related note under the Potential Payments Upon Termination or Change in Control Table).

The SERP provides for lump sum payments to participating executives if, within two (Messrs. Ottenwess and Zwiers) or three (Messrs. Krueger and Gulis) years after a change in control the executive resigns for good reason or is terminated by Wolverine other than for cause or due to death or disability, all as defined in the SERP (See the SERP Change in Control benefit calculation and related note under the Potential Payments Upon Termination or Change in Control Table).

The SERP also contains non-competition, confidentiality and employee non-solicitation provisions in favor of Wolverine. Under the non-competition provisions of the SERP, the participant shall not be entitled to any benefit payment if, prior to the date on which such benefit payment is due, the participant enters into certain relationships with a competing business. Benefits under the SERP are also subject to forfeiture if the executive’s employment is terminated for serious misconduct or if Wolverine cannot collect under an insurance policy purchased to fund SERP benefits for certain reasons. Wolverine may terminate the SERP or stop further accrual of SERP benefits for a participating executive at any time, but termination will not affect previously accrued benefits.

As of December 29, 2007, the persons listed in the Summary Compensation Table had the following years of credited service under the pension plan and, unless otherwise indicated, the SERP: Mr. O’Donovan, 25 years; Mr. Krueger, 12 years (pension plan) and 16 years (SERP); Mr. Gulis, 22 years; Mr. Ottenwess, 20 years; Mr. Grady, 1 year (pension plan only); and Mr. Zwiers, 10 years. Messrs. Gulis, Krueger and Ottenwess are all vested in the SERP. Mr. Zwiers has been designated as a participant in the SERP, but is not yet vested in the SERP. Mr. O’Donovan is currently drawing benefits under the SERP.

Other Benefits

The named executive officers participate in Wolverine’s medical and dental plans and are provided with life and disability insurance. In addition, Wolverine provides for some basic tax and estate planning services for the named executive officers.

Mr. Grady’s 2007 compensation includes amounts relating to relocation costs that were paid and/or reimbursed by Wolverine in connection with Mr. Grady’s relocation to Michigan after being hired by Wolverine in October 2006.

Chief Executive Officer Transition

On April 19, 2007, Mr. O’Donovan retired as Chief Executive Officer of Wolverine and Mr. Krueger was appointed as Chief Executive Officer of Wolverine. Mr. O’Donovan retained his position as Chairman of the Board of Directors. Below is a summary of some additional arrangements with Messrs. O’Donovan and Krueger in connection with this transition.

    Mr. O’Donovan

Wolverine entered into a one-year consulting arrangement with Mr. O’Donovan in April 2007 in order to retain his services after retirement. Wolverine will pay Mr. O’Donovan an annual fee of $350,000 under the consulting arrangement. This payment is in lieu of any remuneration (other than standard director stock option grants) as Chairman of the Board of Wolverine. Under the consulting arrangement, Wolverine will continue to provide Mr. O’Donovan with office space, administrative support and continued estate and financial planning and tax preparation services. In addition, Mr. O’Donovan’s 2007 restricted stock grant will vest upon the successful conclusion of the consulting arrangement.

In February 2008 Wolverine extended Mr. O’Donovan’s term as Chairman through April 2009. Mr. O’Donovan will receive $150,000 for his services as Chairman for the period from April 2008 to April 2009 and will also have office space and administrative staffing at Wolverine’s headquarters. Mr. O’Donovan will not receive any other compensation for his services as Chairman and a director, other than normal annual director stock option grants.

    Mr. Krueger

In connection with the transition to his role as Chief Executive Officer, Wolverine agreed to grant Mr. Krueger one additional deemed year of service under the SERP for each year he serves as Chief Executive Officer of Wolverine, beginning with 2007. This additional grant is intended as an enhanced retention element of Mr. Krueger’s compensation.

Mr. Krueger also entered into an agreement with Wolverine in connection with his appointment as Chief Executive Officer that, upon termination of his employment other than termination by Wolverine for cause or termination by Mr. Krueger for other than good reason, requires the following payments in exchange for a general release in favor of Wolverine: 18 months’ base salary (reduced by payments he receives if he is employed by a competing business); a pro rata portion of the annual incentive bonus and the long-term bonus for all uncompleted performance periods based on actual corporate performance for the applicable performance periods; a pro rata portion of the annual discretionary bonus relating to personal performance objectives; and, with respect to any triggering termination occurring before Mr. Krueger’s 60th birthday, either a waiver of the non-competition clause in the SERP or a payment of 36 months’ base salary. Mr. Krueger also will be paid any annual incentive bonus and long-term incentive bonus earned but not paid prior to his termination.

The Impact of Accounting and Tax Treatments on Compensation

Section 162(m) of the Internal Revenue Code provides that publicly held companies may not deduct compensation paid to certain executive officers in excess of $1,000,000 annually, with certain exceptions for qualified “performance-based” compensation. Wolverine has obtained stockholder approval of the Annual Bonus Plan, the LTIP, and its stock incentive plans, which are intended to permit certain amounts payable under these plans to qualify as “performance-based” compensation for purposes of Section 162(m). Incentives under these plans were not included in the $1,000,000 limit for purposes of calculating Wolverine’s deduction for compensation paid to its executive officers, and Wolverine’s deduction was not limited in 2007 with respect to compensation paid to any named executive officer. However, Wolverine believes it is important to preserve flexibility in administering compensation programs in a manner designed to promote varying corporate goals. Accordingly, Wolverine has not adopted a policy that all compensation must be deductible under Section 162(m). Certain compensation paid by Wolverine in the future may not qualify as performance-based compensation excluded from the limitation on deductibility.

Executive Severance Agreements

Under individual agreements, Messrs. Grady, Gulis, Krueger, Ottenwess and Zwiers will receive compensation if their employment is terminated within two (Messrs. Grady, Ottenwess and Zwiers) or three (Messrs. Krueger and Gulis) years following a change in control of Wolverine. The Compensation Committee believes that this “double trigger” requirement (change in control plus termination of employment rather than just a change in control) for triggering the payment of benefits is appropriate because the executive is not materially harmed by a change in control if there is no termination of employment.

Severance Agreements are intended to provide stability in management during the transition period accompanying a change in control by providing significant retention incentives for executives to remain with Wolverine during the period following a change in control.

No payment will be made under the Severance Agreement if:

•	the termination of the officer is due to death or retirement in accordance with Wolverine’s policy or as otherwise agreed;

•	the termination is by Wolverine for cause or disability; or

•	the termination is by resignation of the officer for other than “good reason,” which includes the assignment of duties inconsistent with the executive’s status as a senior executive officer or the duties performed by the executive immediately before a change in control, a reduction in the executive’s annual base salary or relocation of the executive.

The executive has no requirement to mitigate the payments made under the Severance Agreement by seeking employment, but the compensation to be paid during the fourth and later months after termination will be reduced to the extent of any compensation earned by the officer during the applicable period.

You will find information on applicable payments to each named executive officer and the specific elements comprising the payment under the Severance Agreements in the Potential Payments Upon Termination or Change in Control section of this Proxy Statement.

Wolverine has established a Benefit Trust to ensure that payments to employees under the Severance Agreements (as well as the SERP) will not be improperly withheld after a change in control of Wolverine, as defined in the agreement establishing the trust.

Summary of Executive Compensation

The following Summary Compensation Table shows selected information concerning the compensation of the Principal Executive Officer, Principal Financial Officer, each of Wolverine’s three most highly compensated executive officers who served in positions other than Principal Executive Officer and Principal Financial Officer at the end of the last completed fiscal year and the former Chief Executive Officer (the “named executive officers”).

Summary Compensation Table

							Change in
							Pension
							Value and
						Non-Equity	Nonqualified
				Stock	Option	Incentive Plan	Deferred	All other
Name and		Salary	Bonus(1)	Awards	Awards	Compensation	Compensation	Compensation	Total
Principal Position	Year	($)(1)	(2)($)	(3)($)	(3)($)	(4)($)	Earnings(5)	(6)($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Blake W. Krueger,	2007	$646,539	$104,739	$580,364	$304,289	$831,345	$389,885	$11,592	$2,868,753
CEO and President*	2006	480,000	64,800	479,772	181,959	656,815	237,730	11,342	2,112,418
Timothy J. O’Donovan,	2007	$499,519	$38,397	$956,040	$36,642	$609,694	$2,634,156	$9,363	$4,783,811
Chairman**	2006	720,673	116,749	827,296	247,919	1,358,654	1,190,328	24,131	4,485,750
Stephen L. Gulis, Jr.,	2007	$382,115	$41,268	$456,598	$213,560	$410,720	$69,739	$9,696	$1,583,696
Exec. Vice President, CFO and Treasurer	2006	367,404	39,680	302,836	69,160	458,530	204,881	9,446	1,451,937
Kenneth A. Grady,	2007	$236,058	$15,934	$17,303	$18,704	$112,370	$12,568(7)	$37,641	$450,578
Secretary and General Counsel***
Nicholas P. Ottenwess,	2007	$233,462	$15,759	$69,824	$33,200	$157,011	$15,855	$9,888	$534,999
Vice President — Finance, and Controller	2006	225,269	15,206	79,398	13,029	176,064	53,534	9,638	572,138
James D. Zwiers,	2007	$242,115	$20,000	$65,217	$33,200	$101,350	$18,162(8)	$10,106	$490,150
Senior Vice President	2006	221,346	14,941	58,780	13,029	152,514	25,826(8)	9,585	496,021

(1)	For information regarding determination of base salaries and bonus, see the Compensation Discussion and Analysis section of this Proxy Statement. The 2007 amount for Mr. O’Donovan includes $237,019 in salary for the portion of the year that he was Chief Executive Officer and $262,500 paid to Mr. O’Donovan under the consulting arrangement described in the Compensation Discussion and Analysis section of this Proxy Statement.

(2)	Includes amounts earned because of achievement of performance of personal objectives.

(3)	Represents the expenses recognized by Wolverine in the respective fiscal year for awards and options, except that the amounts in this table do not reflect a reduction for estimated forfeitures. Wolverine expenses options and restricted stock according to applicable vesting schedules and retirement eligibility of the grantees. Stock options were valued using the Black-Scholes model and restricted stock was valued using the closing market price on the New York Stock Exchange on the date of grant with respect to 2007 restricted stock grants and the average of the high and low price on the New York Stock Exchange for grants from 2006 and earlier. For additional valuation assumptions, see the Stock-Based Compensation heading under Note 1 to Wolverine’s Financial Statements for the fiscal years ended December 30, 2006 and December 29, 2007.

(4)	Includes the amounts listed in the table below, which were earned in 2006 and 2007 and paid in February 2007 and February 2008 with respect to the three-year performance periods ending in 2006 and 2007 under the LTIP and amounts earned in 2006 and 2007 and paid in February 2007 and February 2008, respectively, under the Annual Bonus Plan.

Officer	Year	LTIP	Annual Bonus Plan
Mr. Krueger	2007	$254,173	$577,172
	2006	$248,815	$408,000
Mr. O’Donovan	2007	$398,104	$211,590
	2006	$623,567	$735,087
Mr. Gulis	2007	$183,308	$227,412
	2006	$208,696	$249,834
Mr. Grady	2007	$24,565	$87,805
Mr. Ottenwess	2007	$70,172	$86,839
	2006	$80,325	$95,739
Mr. Zwiers	2007	$68,570	$32,780
	2006	$58,442	$94,072

(5)	All amounts reflected in this column relate to the aggregate change in the actuarial present value of the named executive officers’ accumulated benefits under the Company’s pension plan and, where applicable, SERP. The 2007 amount for Mr. O’Donovan also includes amounts paid to him under the SERP and pension plan in fiscal 2007.

(6)	The compensation listed in this column for 2007 consisted of: (i) Wolverine’s contributions to the accounts of the named executive officers under Wolverine’s 401(k) Savings Plan as follows: $7,750 for Mr. Krueger; $7,750 for O’Donovan; $7,750 for Mr. Gulis; $3,541 for Mr. Grady; $7,750 for Mr. Ottenwess; and $7,750 for Mr. Zwiers; and (ii) payments made by Wolverine for the premiums on certain life insurance policies as follows: $3,842 for Mr. Krueger; $1,613 for Mr. O’Donovan; $2,451 for Mr. Grady; $1,946 for Mr. Gulis; $2,138 for Mr. Ottenwess; and $2,356 for Mr. Zwiers. Wolverine also paid moving expenses in 2007 for Mr. Grady in the amount of $31,649.

The compensation listed in this column for 2006 consisted of: (i) Wolverine’s contributions to the accounts of the named executive officers under Wolverine’s 401(k) Savings Plan as follows: $7,500 for Mr. Krueger; $7,500 for O’Donovan; $7,500 for Mr. Gulis; $7,500 for Mr. Ottenwess; and $7,500 for Mr. Zwiers; and (ii) payments made by Wolverine for the premiums on certain life insurance policies as follows: $3,842 for Mr. Krueger; $4,934 for Mr. O’Donovan; $1,946 for Mr. Gulis; $2,138 for Mr. Ottenwess; and $2,085 for Mr. Zwiers. Wolverine also paid for tax and estate planning services for Mr. O’Donovan in fiscal year 2006, which cost $11,697.

(7)	Mr. Grady is not yet vested in the pension plan, but the amount reflected assumes that Mr. Grady is fully vested in the pension plan.

(8)	Mr. Zwiers is not yet vested in the SERP, but the amount reflected assumes that Mr. Zwiers is fully vested in the SERP.

*	Effective April 19, 2007, the Board of Directors of the Company appointed Blake W. Krueger as Chief Executive Officer and President of the Company.

**	Effective April 19, 2007, Timothy J. O’Donovan retired as Chief Executive Officer of the Company. Mr. O’Donovan maintained his position as Chairman of the Board.

***	Mr. Grady’s employment with Wolverine began in October 2006.

Grants of Plan-Based Awards During 2007

The following table provides information concerning each grant of an award made to the named executive officers in the last completed fiscal year.

Grants of Plan-Based Awards
								All Other	All Other
								Stock	Option		Grant
								Awards:	Awards:		Date
								Number	Number	Exercise	Fair
		Estimated Possible Payouts						of	of	or Base	Value of
		Under Non-Equity Incentive			Estimated Future Payouts			Shares	Securities	Price of	Stock
		Plan Awards(1)			Under Equity Incentive Plan Awards			of Stock	Underlying	Option	and
	Grant	Threshhold	Target	Maximum	Threshhold	Target	Maximum	or Units	Options	Awards	Option
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)(2)	(#)(3)	($/Sh)(4)(5)	Awards(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Blake W. Krueger	2/7/2007	$203,660(7)	$407,320(7)	$814,639(7)				13,900	40,200	$30.26	$697,423
	2/7/2007	$155,169(8)	$310,339(8)	$659,470(8)	—	—	—
	4/19/2007							2,300	6,700	$29.47	$112,338

Timothy J. O’Donovan	2/7/2007	$ —(7)(9)	$ —(7)(9)	$ —(7)(9)				17,000	0	$30.26	$514,420
	2/7/2007	$56,885(8)	$113,769(8)	$241,759(8)	—	—	—

Stephen L. Gulis, Jr.	2/7/2007	$80,244(7)	$160,488(7)	$320,977(7)				8,300	23,800	$30.26	$415,040
	2/7/2007	$61,138(8)	$122,277(8)	$259,838(8)	—	—	—

Kenneth A. Grady	2/7/2007	$21,068(7)	$42,136(7)	$84,273(7)				2,700	7,600	$30.26	$134,034
	2/7/2007	$23,606(8)	$47,212(8)	$100,325(8)	—	—	—

Nicholas P. Ottenwess	2/7/2007	$30,642(7)	$61,284(7)	$122,568(7)				2,700	7,600	$30.26	$134,034
	2/7/2007	$23,346(8)	$46,692(8)	$99,221(8)	—	—	—

James D. Zwiers	2/7/2007	$31,778(7)	$63,555(7)	$127,110(7)				2,700	7,600	$30.26	$134,034
	2/7/2007	$24,212(8)	$48,423(8)	$102,899(8)	—	—	—

(1)	Under the LTIP, key management employees may earn incentive compensation based upon achievement of specified performance goals with respect to the performance of Wolverine and/or its subsidiaries, operating divisions or profit centers over a three-year performance period. Performance goals under the LTIP for the 2007-2009 period are based 50% on total stockholder return (as compared to a pre-established peer group) and 50% on aggregate earnings per share for the three-year period. The Compensation Committee determined the threshold, target and maximum compensation. Incentive compensation is conditioned on achieving a minimum or “threshold” performance level and no payment will be made if the threshold performance level is not met. The Compensation Committee established the performance goals at the beginning of 2007 for the period ending on the last day of Wolverine’s 2009 fiscal year. Incentive compensation payable under the LTIP is paid in cash.

Under the LTIP, amounts earned as performance-based incentive compensation are calculated based on each participant’s average annual earned salary during the three-year performance period. For purposes of illustration, the “Threshold,” “Target” and “Maximum” amounts in the table have been calculated using each named individual’s base salary for 2007 as reported in the Summary Compensation Table, adjusted for 5% estimated annual merit increases.

Under the Annual Bonus Plan, key management employees may earn incentive compensation based upon achievement of specified performance goals of Wolverine and/or its subsidiaries, operating divisions or profit centers for 2007. Performance goals for 2007 were based 80% on Wolverine’s pre-tax profits and 20% on Wolverine’s revenue. The Compensation Committee determined the threshold, target and maximum compensation. Incentive compensation is conditioned on achieving a minimum or “threshold” performance level and no payment is made if the threshold performance level is not met. The Compensation Committee established the performance goals under the Annual Bonus Plan at the beginning of 2007 and actual incentive compensation paid to the named executive officers under the Annual Bonus Plan for performance in 2007 is reflected in the Summary Compensation Table.

(2)	Grants of restricted stock awards were made under the 2001 Stock Incentive Plan for Messrs. O’Donovan, Gulis and Krueger and under the 1999 Stock Incentive Plan for Messrs. Grady, Ottenwess and Zwiers. The restrictions on 25% of the shares received under the awards reflected in this table normally lapse on the third anniversary of the date of grant, with the restrictions on an additional 25% of the shares lapsing on the fourth anniversary and the restrictions with respect to the remaining shares lapsing on the fifth anniversary. In connection with Mr. O’Donovan’s retirement as Chief Executive Officer in April 2007, 1,417 shares of the restricted stock shown in the table were vested. The remaining 15,583 shares will vest on April 19, 2008, if Wolverine’s Board of Directors determines that Mr. O’Donovan has successfully completed his consulting arrangement with Wolverine.

(3)	Grants of stock options were made under the 2005 Stock Incentive Plan for all named executive officers.

(4)	The Exercise Price is equal to the closing market price of shares of Wolverine common stock on the date of grant.

(5)	These options are exercisable with respect to one-third of the shares on each of the first three anniversaries of the date of the grant, with full vesting occurring on the third anniversary date of the grant. Vesting of such stock options may be accelerated upon certain events, including retirement, death, disability or a change in control of Wolverine.

(6)	Represents the full grant date value for options and restricted stock granted in fiscal year 2007 using the closing market price of Wolverine common stock on the New York Stock Exchange on the date of grant of restricted stock and the valuation assumptions for stock options set forth in the Stock-Based Compensation heading under Note 1 to Wolverine’s Financial Statements for the fiscal year ended December 29, 2007.

(7)	Estimated payout levels relating to each named executive officer’s participation in the LTIP for the 2007-2009 performance period.

(8)	Estimated payout levels relating to each named executive officer’s participation in the Annual Bonus Plan for 2007. The amounts reflected in columns (c)-(e) for the Annual Bonus Plan are estimated ranges of possible payments. Actual payments for the 2007 performance period have been made and are reflected in the Summary Compensation Table.

(9)	Mr. O’Donovan will not be entitled to an LTIP payment for the 2007-2009 performance period because he served as Chief Executive Officer for less than one year during the performance period.

Outstanding Equity Awards at December 29, 2007

The following table provides information concerning unexercised options; stock that has not vested; and equity incentive plan awards for each named executive officer outstanding as of December 29, 2007.

Outstanding Equity Awards at Fiscal Year-End
						Stock Awards
									Equity
									Incentive
									Plan
								Equity	Awards:
								Incentive	Market
								Plan	or
	Option Awards							Awards:	Payout
			Equity					Number	Value
			Incentive				Closing	of	of
			Plan				Market	Unearned	Unearned
	Number	Number	Awards:			Number	Price	Shares,	Shares,
	of	of	Number			of Shares	of Shares	Units or	Units or
	Securities	Securities	of			or Units	or Units	Other	Other
	Underlying	Underlying	Securities			of Stock	of Stock	Rights	Rights
	Unexercised	Unexercised	Underlying			That	That	That	That
	Options	Options	Unexercised	Option		Have	Have	Have	Have
	(#)	(#)	Unearned	Exercise	Option	Not	Not	Not	Not
	Exercisable	Unexercisable	Options	Price	Expiration	Vested(3)	Vested	Vested	Vested
Name	(1)	(2)	(#)	($)	Date	(#)	($)(4)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Blake W. Krueger	5,332	0	0	$20.72670	2/23/2010	58,488	$1,432,956	0	0
	222	0		$20.72670	3/4/2011
	1,116	0		$20.72670	2/23/2010
	1,081	0		$20.50	2/13/2012
	2,277	0		$20.50	2/23/2010
	274	0		$17.90670	2/23/2009
	649	0		$17.90670	3/8/2009
	1,924	0		$17.90670	2/22/2009
	682	0		$17.90670	4/16/2010
	1,342	0		$17.90670	3/8/2010
	418	0		$17.90670	2/24/2010
	7,473	0		$17.90670	2/23/2010
	883	0		$17.90670	2/23/2010
	1,590	0		$17.90670	2/22/2010
	664	0		$17.90670	4/15/2009
	14,586	0		$20.07670	2/24/2010
	841	0		$20.07670	3/2/2009
	199	0		$20.07670	2/24/2010
	1,441	0		$20.07670	2/23/2010
	819	0		$20.07670	3/3/2009
	628	0		$20.07670	2/24/2010
	6,198	0		$20.07670	3/3/2009
	4,872	0		$20.07670	3/2/2009
	820	0		$20.07670	2/24/2008
	22,500	0		$10.50670	2/12/2013
	2,474	0		$10.29330	2/14/2012
	9,714	0		$10.29330	2/14/2012
	1,150	0		$20.37530	3/8/2008
	481	0		$18.75	2/23/2008
	24,637	0		$18.646	2/24/2008
	5,362	0		$18.646	2/24/2008
	23,063	0		$15.36670	2/18/2014
	1,276	0		$20.07670	2/21/2009
	411	0		$20.07670	2/24/2008
	20,013	0		$17.90670	3/2/2009
	24,180	0		$17.90670	3/4/2011
	493	0		$17.90670	2/26/2008
	592	0		$17.90670	2/26/2008
	889	0		$17.90670	2/23/2010
	4,824	0		$20.72670	3/4/2011
	15,030	0		$20.07670	2/11/2013

Outstanding Equity Awards at Fiscal Year-End
						Stock Awards
									Equity
									Incentive
									Plan
								Equity	Awards:
								Incentive	Market
								Plan	or
	Option Awards							Awards:	Payout
			Equity					Number	Value
			Incentive				Closing	of	of
			Plan				Market	Unearned	Unearned
	Number	Number	Awards:			Number	Price	Shares,	Shares,
	of	of	Number			of Shares	of Shares	Units or	Units or
	Securities	Securities	of			or Units	or Units	Other	Other
	Underlying	Underlying	Securities			of Stock	of Stock	Rights	Rights
	Unexercised	Unexercised	Underlying			That	That	That	That
	Options	Options	Unexercised	Option		Have	Have	Have	Have
	(#)	(#)	Unearned	Exercise	Option	Not	Not	Not	Not
	Exercisable	Unexercisable	Options	Price	Expiration	Vested(3)	Vested	Vested	Vested
Name	(1)	(2)	(#)	($)	Date	(#)	($)(4)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
	24,153	0		$20.07670	2/13/2012
	406	0		$17.90670	2/24/2009
	26,200	0		$23.035	2/8/2015
	967	0		$20.50	3/4/2011
	6,303	0		$20.72670	2/17/2014
	964	0		$20.72670	3/4/2011
	2,269	0		$20.72670	2/18/2014
	13,334	26,666		$22.47	2/14/2016
	0	40,200		$30.26	2/6/2017
	0	6,700		$29.47	4/18/2017

Timothy J. O’Donovan	2,106	0	0	$20.50	2/13/2012	15,583	$381,784	0	0
	1,935	0		$20.50	3/4/2011
	4,552	0		$20.50	2/23/2010
	54,500	0		$23.035	2/18/2015
	1,929	0		$20.8033	2/21/2009
	5,649	0		$20.8033	3/2/2009
	1,285	0		$20.8033	3/3/2009
	1,320	0		$20.8033	3/2/2009
	5,829	0		$20.8033	2/23/2010
	54,189	0		$20.8033	2/23/2010
	13,803	0		$20.8033	2/17/2014
	29,487	0		$20.8033	2/11/2013
	51,039	0		$20.8033	2/13/2012
	1,923	0		$20.8033	3/4/2011
	3,622	0		$20.8033	3/2/2009
	2,227	0		$20.8033	2/23/2010
	2,796	0		$19.5033	3/10/2009
	1,405	0		$19.5033	3/9/2009
	1,651	0		$19.5033	3/1/2009
	466	0		$19.5033	2/24/2009
	466	0		$19.5033	2/25/2009
	15,766	0		$19.5033	3/2/2009
	24,034	0		$19.5033	3/2/2009
	50,625	0		$15.3667	2/18/2014
	45,000	0		$10.5067	2/12/2013
	16,536	0		$10.2933	2/14/2012
	3,451	0		$18.0627	4/26/2008
	2,589	0		$19.9587	3/9/2008
	2,589	0		$20.3753	3/8/2008
	1,137	0		$18.7917	2/26/2008
	850	0		$18.75	2/23/2008
	39,637	0		$18.646	2/24/2008
	544	0		$20.8033	2/26/2008
	2,601	0		$20.8033	2/22/2009
	1,353	0		$20.8033	2/23/2010
	51,396	0		$20.8033	3/4/2011

Outstanding Equity Awards at Fiscal Year-End
						Stock Awards
									Equity
									Incentive
									Plan
								Equity	Awards:
								Incentive	Market
								Plan	or
	Option Awards							Awards:	Payout
			Equity					Number	Value
			Incentive				Closing	of	of
			Plan				Market	Unearned	Unearned
	Number	Number	Awards:			Number	Price	Shares,	Shares,
	of	of	Number			of Shares	of Shares	Units or	Units or
	Securities	Securities	of			or Units	or Units	Other	Other
	Underlying	Underlying	Securities			of Stock	of Stock	Rights	Rights
	Unexercised	Unexercised	Underlying			That	That	That	That
	Options	Options	Unexercised	Option		Have	Have	Have	Have
	(#)	(#)	Unearned	Exercise	Option	Not	Not	Not	Not
	Exercisable	Unexercisable	Options	Price	Expiration	Vested(3)	Vested	Vested	Vested
Name	(1)	(2)	(#)	($)	Date	(#)	($)(4)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
	2,814	0		$20.8033	3/9/2010
	1,045	0		$20.8033	2/28/2010
	1,305	0		$20.8033	2/24/2010
	466	0		$20.8033	2/25/2010
	2,281	0		$20.8033	2/23/2010
	4,806	0		$20.8033	3/4/2011
	871	0		$20.8033	2/26/2008
	181	0		$20.8033	3/2/2009
	2,614	0		$20.8033	2/23/2010
	1,015	0		$20.8033	2/24/2010
	1,288	0		$20.8033	2/24/2008
	643	0		$20.8033	2/24/2008
	18,167	36,333		$22.47	2/14/2016

Stephen L. Gulis, Jr.	14,886	0	0	$20.01670	2/23/2010	46,188	$1,131,606	0	0
	574	0		$20.01670	2/24/2010
	820	0		$20.01670	3/3/2009
	1,390	0		$20.01670	2/23/2010
	15,054	0		$20.01670	2/11/2013
	1,114	0		$20.80330	2/23/2010
	963	0		$20.80330	3/4/2011
	6,288	0		$20.80330	2/17/2014
	1,081	0		$20.50	2/13/2012
	22,500	0		$10.50670	2/12/2013
	2,474	0		$10.29330	2/14/2012
	26,200	0		$23.0350	2/8/2015
	2,277	0		$20.50	2/23/2010
	967	0		$20.50	3/4/2011
	5,196	0		$20.01670	3/4/2011
	26,067	0		$17.52670	2/13/2012
	13,525	0		$17.52670	3/5/2011
	307	0		$17.52670	2/26/2008
	600	0		$17.52670	2/26/2008
	1,837	0		$17.52670	2/22/2009
	822	0		$17.52670	2/23/2010
	1,356	0		$17.52670	3/8/2010
	567	0		$17.52670	2/27/2010
	261	0		$17.52670	2/24/2010
	870	0		$17.52670	2/23/2010
	657	0		$17.52670	3/8/2009
	834	0		$17.52670	2/28/2009
	252	0		$17.52670	2/24/2009
	255	0		$17.52670	2/23/2009
	23,063	0		$15.36670	2/18/2014
	5,778	0		$20.01670	3/2/2009
	1,725	0		$18.06270	4/26/2008
	1,078	0		$19.95870	3/9/2008

Outstanding Equity Awards at Fiscal Year-End
						Stock Awards
									Equity
									Incentive
									Plan
								Equity	Awards:
								Incentive	Market
								Plan	or
	Option Awards							Awards:	Payout
			Equity					Number	Value
			Incentive				Closing	of	of
			Plan				Market	Unearned	Unearned
	Number	Number	Awards:			Number	Price	Shares,	Shares,
	of	of	Number			of Shares	of Shares	Units or	Units or
	Securities	Securities	of			or Units	or Units	Other	Other
	Underlying	Underlying	Securities			of Stock	of Stock	Rights	Rights
	Unexercised	Unexercised	Underlying			That	That	That	That
	Options	Options	Unexercised	Option		Have	Have	Have	Have
	(#)	(#)	Unearned	Exercise	Option	Not	Not	Not	Not
	Exercisable	Unexercisable	Options	Price	Expiration	Vested(3)	Vested	Vested	Vested
Name	(1)	(2)	(#)	($)	Date	(#)	($)(4)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
	1,150	0		$20.37530	3/8/2008
	510	0		$18.79170	2/26/2008
	442	0		$18.7500	2/23/2008
	24,637	0		$18.64600	2/24/2008
	822	0		$20.01670	2/24/2008
	1,182	0		$20.01670	2/21/2009
	411	0		$20.01670	2/24/2008
	24,250	0		$20.01670	3/2/2009
	9,748	0		$20.80330	3/5/2011
	2,265	0		$20.80330	3/2/2009
	7,152	0		$20.01670	2/23/2010
	5,760	0		$20.01670	2/23/2010
	843	0		$20.01670	3/2/2009
	8,734	17,466		$22.47	2/14/2016
	0	23,800		$30.26	2/6/2017

Kenneth A. Grady	500	1,000	0	$27.705	10/15/2016	3,200	$78,400	0	0
	0	7,600		$30.26	2/6/2017

Nicholas P. Ottenwess	2,293	0	0	$21.1333	10/3/2009	15,875	$388,938	0	0
	441	0		$21.1333	2/18/2014
	672	0		$21.1333	3/2/2009
	393	0		$21.1333	3/4/2011
	664	0		$21.1333	2/17/2014
	456	0		$20.50	2/13/2012
	399	0		$20.50	3/4/2011
	910	0		$20.50	2/23/2010
	8,600	0		$23.035	2/8/2015
	85	0		$19.39	2/24/2008
	5,234	0		$15.3667	2/18/2014
	9,643	0		$10.5067	2/11/2013
	10,482	0		$10.2933	2/14/2012
	9,750	0		$10.10	3/5/2011
	12,000	0		$7.3127	2/24/2010
	1,500	0		$7.5833	10/4/2009
	5,625	0		$10.00	9/30/2008
	129	0		$19.39	2/26/2008
	72	0		$19.39	2/11/2013
	517	0		$19.39	2/13/2012
	256	0		$19.39	3/2/2009
	447	0		$19.39	2/23/2010
	250	0		$19.39	3/3/2009
	115	0		$19.39	2/24/2010
	166	0		$19.39	2/24/2008
	109	0		$19.39	2/21/2009
	3,663	0		$21.1333	3/2/2009
	129	0		$19.39	2/23/2010

Outstanding Equity Awards at Fiscal Year-End
						Stock Awards
									Equity
									Incentive
									Plan
								Equity	Awards:
								Incentive	Market
								Plan	or
	Option Awards							Awards:	Payout
			Equity					Number	Value
			Incentive				Closing	of	of
			Plan				Market	Unearned	Unearned
	Number	Number	Awards:			Number	Price	Shares,	Shares,
	of	of	Number			of Shares	of Shares	Units or	Units or
	Securities	Securities	of			or Units	or Units	Other	Other
	Underlying	Underlying	Securities			of Stock	of Stock	Rights	Rights
	Unexercised	Unexercised	Underlying			That	That	That	That
	Options	Options	Unexercised	Option		Have	Have	Have	Have
	(#)	(#)	Unearned	Exercise	Option	Not	Not	Not	Not
	Exercisable	Unexercisable	Options	Price	Expiration	Vested(3)	Vested	Vested	Vested
Name	(1)	(2)	(#)	($)	Date	(#)	($)(4)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
	168	0		$19.39	2/22/2009
	172	0		$19.39	2/23/2010
	87	0		$19.39	2/24/2010
	2,646	0		$15.3667	2/18/2014
	2,867	5,733		$22.47	2/14/2016
	0	7,600		$30.26	2/6/2017

James D. Zwiers	6,750	0	0	$10.5067	2/11/2013	14,375	$352,188	0	0
	2,944	0		$15.3667	2/18/2014
	94	0		$20.8033	3/4/2011
	156	0		$20.8033	2/23/2010
	228	0		$20.50	2/13/2012
	1,606	0		$20.8033	2/17/2014
	228	0		$20.8033	3/2/2009
	114	0		$20.50	3/4/2011
	273	0		$20.50	2/23/2010
	8,600	0		$23.035	2/8/2015
	3,581	0		$15.3667	2/18/2014
	2,867	5,733		$22.47	2/14/2016
	0	7,600		$30.26	2/6/2017

(1)	All exercisable options are fully vested.

(2)	All unexercisable options become exercisable on the vesting date. Normal vesting of options are one-third of the shares on each of the first three anniversaries of the date of the grant, with full vesting occurring on the third anniversary date of the grant. Vesting of such stock options may be accelerated upon certain events, including retirement, death, disability or a change in control of Wolverine.

(3)	The following table sets forth the vesting dates for the unvested restricted stock awards of each named executive officer as of December 29, 2007:

Named Executive Officer	Vesting Date	Number of Shares to Vest
Blake W. Krueger	2/12/2008	7,126
	2/15/2009	3,750
	2/15/2010	3,750
	2/15/2011	7,500
	2/18/2008	3,187
	2/18/2009	6,375
	2/9/2008	2,650
	2/9/2009	2,650
	2/9/2010	5,300
	2/7/2010	3,475
	2/7/2011	3,475
	2/7/2012	6,950
	4/19/2010	575
	4/19/2011	575
	4/19/2012	1,150
Timothy J. O’Donovan	4/19/2008	15,583
Stephen L. Gulis, Jr.	2/12/2008	7,126
	2/15/2009	2,650
	2/15/2010	2,650
	2/15/2011	5,300
	2/18/2008	3,187
	2/18/2009	6,375
	2/9/2008	2,650
	2/9/2009	2,650
	2/9/2010	5,300
	2/7/2010	2,075
	2/7/2011	2,075
	2/7/2012	4,150
Kenneth A. Grady	10/16/2009	125
	10/16/2010	125
	10/16/2011	250
	2/7/2010	675
	2/7/2011	675
	2/7/2012	1,350
Nicholas P. Ottenwess	2/12/2008	3,000
	2/15/2009	850
	2/15/2010	850
	2/15/2011	1,700
	2/18/2008	1,125
	2/18/2009	2,250
	2/9/2008	850
	2/9/2009	850
	2/9/2010	1,700
	2/7/2010	675
	2/7/2011	675
	2/7/2012	1,350

Named Executive Officer	Vesting Date	Number of Shares to Vest
James D. Zwiers	2/12/2008	1,500
	2/15/2009	850
	2/15/2010	850
	2/15/2011	1,700
	2/18/2008	1,125
	2/18/2009	2,250
	2/9/2008	850
	2/9/2009	850
	2/9/2010	1,700
	2/7/2010	675
	2/7/2011	675
	2/7/2012	1,350

(4)	The market value reflected in this column is based on a closing market price of $24.50 on December 28, 2007 and does not reflect any discount based on the restrictions or the possibility of forfeiture.

Option Exercises and Stock Vested in 2007

The following table provides information concerning each exercise of stock options and each vesting of restricted stock during the last completed fiscal year for each of the named executive officers on an aggregated basis.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired	Realized	Acquired	Realized
	on	on	on	on
	Exercise	Exercise	Vesting	Vesting
Name	(#)	($)(1)	(#)	($)(2)
(a)	(b)	(c)	(d)	(e)

Blake W. Krueger	35,892	$402,067	16,035	$473,032
Timothy J. O’Donovan	35,724	$301,968	111,360	$3,282,630
Stephen L. Gulis, Jr.	0	$0	15,794	$465,942
Kenneth A. Grady	0	$0	0	$0
Nicholas P. Ottenwess	292	$2,973	6,342	$187,122
James D. Zwiers	0	$0	3,375	$99,563

(1)	The dollar values are calculated by determining the difference between the closing price of the securities underlying the options and the exercise prices of the options on the dates of exercise.

(2)	The dollar values are calculated using the closing price of the stock on the date of vesting.

Pension Benefits in 2007

The following table provides information concerning plans that provide for payments or other benefits at, following, or in connection with retirement.

Pension Benefits

				Payments
		Number	Present	During
		of Years	Value of	Last
		Credited	Accumulated	Fiscal
	Plan	Service	Benefit	Year
Name	Name(1)	(#)	($)(2)	($)
(a)	(b)	(c)	(d)	(e)

Blake W. Krueger	SERP(3)	16	$1,175,688	0
	Pension Plan	12	$314,853	0

Timothy J. O’Donovan(4)	SERP	25	$7,901,246	$450,744

	Pension Plan	25	$1,288,413	$73,500

Stephen L. Gulis, Jr.	SERP	22	$788,570	0
	Pension Plan	22	$444,280	0

Kenneth A. Grady	Pension Plan(5)	1	$12,568	0

Nicholas P. Ottenwess	SERP	20	$106,402	0
	Pension Plan	20	$248,685	0

James D. Zwiers	SERP(6)	10	$26,541	0
	Pension Plan	10	$86,669	0

(1)	For a narrative description of the material terms and conditions of the SERP and Pension Plan, see the Compensation Discussion and Analysis section.

(2)	These values are as of December 31, 2007, and are calculated assuming the participants will commence their benefits at age 65 (in the form of life-only annuities) and use the 1994 GAM Mortality Table and a 6.7% interest rate.

(3)	The present value of Mr. Krueger’s accumulated benefit under the SERP has increased by $372,636 as a result of three additional service years granted to him under the SERP in recognition of his service as a member of Wolverine’s executive team for three years before becoming a participant in the SERP and one additional deemed year of service granted as part of Mr. Krueger’s CEO compensation. The present value of Mr. Krueger’s benefit would be $803,052 if 12 service years is used.

(4)	Mr. O’Donovan is the only named executive officer who is eligible to currently begin drawing early retirement benefits under the Pension Plan and SERP.

Under the Pension Plan, an executive who begins receiving payments after age 60 but before age 65 (normal retirement age) or Social Security Retirement Age receives a monthly benefit equal to the greatest of :

•	1.6% of average monthly compensation (highest four of the last 10 years) multiplied by years of benefit service reduced by .3333% (1/3 of 1%) for each month for which the benefit commencement date precedes normal retirement age offset by a monthly social security allowance reduced by .5555% (5/9 of 1%) for each month up to 60 that the benefit commencement date precedes the participants social security retirement age and by .2777% (5/18 of 1%) for any months more than 60 by which the benefit commencement date precedes the participant’s social security retirement age all of which is reduced pro rata if the participant has less than 30 years of benefit service.

•	$24 multiplied by the participant’s years of benefit service up to a maximum of 30 years reduced by .3333% (1/3 of 1%) for each month for which the benefit commencement date precedes normal retirement age.

•	2.4% (Messrs. O’Donovan, Gulis and Krueger) or 2.0% (Messrs. Ottenwess and Zwiers) of final average monthly compensation (highest four of the last ten years) multiplied by the Participants years of benefit service not in excess of 25 reduced by .3333% (1/3 of 1%) for each month for which the benefit commencement date precedes normal retirement age.

Under the SERP, a participant may elect to begin receiving a reduced benefit at or after age 55. The reduction factor is 0.333% for each month prior to age 60, and 0.1666% for each month between age 60 and age 65.

(5)	Mr. Grady is not yet vested in the pension plan, but the amounts reflected assume that Mr. Grady is fully vested in the pension plan.

(6)	Mr. Zwiers is not yet vested in the SERP, but the amounts reflected assume that Mr. Zwiers is fully vested in the SERP.

Director Compensation Table

The following table provides information concerning the compensation of directors for Wolverine’s last completed fiscal year.

Director Compensation

					Change in
	Fees				Pension
	Earned				Value and
	or			Non-Equity	Nonqualified
	Paid in	Stock	Option	Incentive Plan	Deferred	All Other
	Cash	Awards	Awards	Compensation	Compensation	Compensation	Total
Name	($)(1)	($)(2)	($)(3)(4)	($)	Earnings	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

Jeffrey M. Boromisa	—	$78,625	$20,310	$0	$0	$0	$98,935
William K. Gerber(5)	$0	$0	$0	$0	$0	$0	$0
Alberto L. Grimoldi	—	$55,000	$20,310	$0	$0	$0	$75,310
David T. Kollat	$72,375	$15,000	$20,310	$0	$0	$0	$107,685
Brenda J. Lauderback	$46,313	$30,438	$20,310	$0	$0	$0	$97,061
Phillip D. Matthews	$62,250	$30,563	$20,310	$0	$0	$0	$113,123
David P. Mehney	—	$63,000	$20,310	$0	$0	$0	$83,310
Shirley D. Peterson	$50,000	$15,000	$20,310	$0	$0	$0	$85,310
Paul D. Schrage(6)	$22,577	$0	$20,310	$0	$0	$0	$42,887
Michael A. Volkema	$54,000	$15,000	$20,310	$0	$0	$0	$89,310

(1)	Represents cash payments received by directors. Directors may defer director fees and receive Stock Units pursuant to the Deferred Compensation Plan.

(2)	Represents the dollar value of the shares of common stock that underlie the Stock Units on the date of the award grant pursuant to the Deferred Compensation Plan described in the narrative below. Amounts include the $15,000 that Wolverine contributed and any additional amounts voluntarily deferred by the director under the Deferred Compensation Plan.

(3)	At the end of fiscal 2007, each then current director had the following number of securities underlying outstanding option awards, which number includes those awards reflected in this column:

Jeffrey M. Boromisa	10,736
Alberto L. Grimoldi	48,476
David T. Kollat	56,665
Brenda J. Lauderback	11,040
Phillip D. Matthews	56,665
David P. Mehney	56,665
Shirley D. Peterson	19,603
Paul D. Schrage	31,217
Michael A. Volkema	14,903

(4)	The grant date fair value of each equity award computed in accordance with FAS 123(R) is the same as the amount recognized by Wolverine for financial statement reporting purposes in accordance with FAS 123(R). For valuation assumptions, see the Stock Based Compensation Note of Wolverine’s Financial Statements for the fiscal year ended December 29, 2007.

(5)	Mr. Gerber was appointed as a director by Wolverine’s Board of Directors on February 7, 2008.

(6)	Mr. Schrage retired at the 2007 Annual Meeting of Stockholders.

Director Compensation

Wolverine pays each non-employee director an annual cash retainer of $30,000 plus $2,000 per full day for attendance at each regular meeting of the Board of Directors and $1,000 for attendance at each committee meeting, including meetings by teleconference. In addition, Wolverine pays the chairperson of the Audit Committee an annual fee of $7,500 and the chairpersons of the Compensation and Governance Committees annual fees of $5,000. Wolverine also pays each non-employee director an annual equity retainer on the date of each April meeting of the Board of Directors. For 2007 the equity retainer was $15,000, and for 2008 the equity retainer will be $40,000. The equity retainer is in the form of a contribution deferred under the Amended and Restated Outside Directors’ Deferred Compensation Plan (the “Deferred Compensation Plan”). Directors who are also employees of Wolverine or any of its subsidiaries receive no annual cash or equity retainer and are not compensated for attendance at Board or committee meetings. Wolverine also pays director expenses associated with attending Board and committee meetings and other Wolverine matters (including spouse travel expenses in connection with strategic planning meetings every other year). Board members from time to time receive sample Wolverine products of nominal value for review and assessment. Board members are eligible to receive reimbursement for certain approved expenses relating to director education.

Effective April 19, 2007, Mr. Kollat serves as Lead Director of Wolverine. For his service as Lead Director, Mr. Kollat receives an annual fee of $60,000. These payments are in lieu of the annual director retainer fee of $30,000. Mr. Kollat receives the standard director fee for attendance at Board meetings and standard director stock options, but does not receive attendance fees for attending committee meetings. Prior to April 19, 2007 Mr. Matthews served as Lead Director under the same financial arrangement. Mr. O’Donovan’s compensation as Chairman of the Board is discussed in the Compensation Discussion & Analysis Section of the Proxy Statement.

Under Wolverine’s current director compensation program, each newly appointed or elected non-employee director is granted an option to purchase a number of shares of common stock equal to six times the annual cash retainer fee then in effect divided by the market price of Wolverine’s stock on the date of his or her initial election or appointment. On the date of each annual meeting after his or her initial appointment or election, each non-employee director is granted an option to purchase a number of shares equal to three times the annual cash retainer fee then in effect divided by the market price of Wolverine’s stock on the annual meeting date. The exercise price of options granted is 100% of the market value of common stock on the date each option is granted. The term of each option may not exceed 10 years. Options were previously granted under the Amended and Restated Directors’ Stock Option Plan approved by stockholders in 2002. That plan was terminated upon the approval by stockholders of the Stock Incentive Plan of 2005 at the 2005 annual meeting, and the options are now granted under the Stock Incentive Plan of 2005.

In 2002, Wolverine adopted and the stockholders approved the Deferred Compensation Plan, a supplemental nonqualified deferred compensation plan for directors who are not employees of Wolverine or its subsidiaries. The Deferred Compensation Plan permits all non-employee directors to defer 25%, 50%, 75% or 100% of their directors’ fees. Amounts deferred and annual equity retainer amounts described above are credited on the books of Wolverine to an account established for that director as if the amounts had been invested to purchase shares of Wolverine common stock using the market price of common stock on the payment date (“Stock Units”). Stock Units are increased by a dividend equivalent based on dividends paid by Wolverine, the number of Stock Units credited to each director’s account and the market price of Wolverine’s common stock on the payment date of the cash dividend. The accumulated Stock Units in a director’s account under the plan are distributed in shares of Wolverine common stock in a single lump-sum or annual installments over a period of up to 10 years by converting each Stock Unit to one share of Wolverine common stock upon termination of service as a director or as of a date selected by the director. In 1996, under the former Director Retirement Plan, certain non-employee directors received an award of Stock Units that will be distributed in 10 annual installments beginning the month following termination of service as a director.

Upon a “change in control” as defined in the Deferred Compensation Plan, Wolverine common stock equal to the Stock Units credited to a director’s account will be distributed to the director in a single lump sum. For purposes of the Deferred Compensation Plan, “change in control” is defined as:

•	failure of the individuals who were directors at the time the Deferred Compensation Plan was adopted and those whose election or nomination to the Board was approved by three-quarters of the directors then still in office who were directors at the time the Deferred Compensation Plan was adopted, or whose election or nomination was so approved, to constitute a majority of the Board;

•	acquisition by certain persons or groups of 20% or more of the common stock or combined outstanding voting power (excluding certain transactions);

•	approval by the stockholders of a reorganization, merger or consolidation (excluding certain permitted transactions); or

•	approval by the stockholders of a complete liquidation or dissolution of Wolverine or the sale or disposition of all or substantially all of the assets of Wolverine (excluding certain permitted transactions).

Potential Payments Upon Termination or Change in Control

The following table summarizes the potential payments and benefits payable to each of Wolverine’s named executive officers upon termination of employment in connection with each of the triggering events set forth in the table below, assuming, in each situation, that the termination of employment took place on December 29, 2007

Triggering Event and		Timothy J.	Stephen L. Gulis,		Nicholas P.
Payments/Benefits	Blake W. Krueger	O’Donovan(1)	Jr.	Kenneth A. Grady	Ottenwess	James D. Zwiers
Change in Control Termination
Lump sum payment under Executive Severance Agreement(2)(3)	$16,707,668	N/A	$9,972,160	$568,945	$4,020,956	$2,563,401
Benefits under Executive Severance Agreement(2)(4)	$49,929	N/A	$44,760	$44,177	$42,433	$42,723
Lump sum payment under the SERP(5)	$4,301,416	N/A	$3,068,188	N/A	$446,107	$121,953
Stock Incentive Plans	(6)	(6)	(6)	(6)	(6)	(6)
Death
SERP(7)	$1,625,867	$338,058(12)	$1,159,726	N/A	$168,621	$46,096
Pension Plan(8)	$24,443	$55,125	$44,965	0	$33,846	$17,104
Stock Incentive Plans(9)	(9)	(9)	(9)	(9)	(9)	(9)
Disability
SERP(5)(10)	$145,181	N/A	$126,518	N/A	$23,104	$8,268
Stock Incentive Plans(9)	(9)	(9)	(9)	(9)	(9)	(9)
Retirement
SERP(5)(11)	(11)	(11)	(11)	N/A	(11)	(11)
Pension Plan(11)	(11)	(11)	(11)	(11)	(11)	(11)
Stock Incentive Plans(9)	(9)	(9)	(9)	(9)	(9)	(9)

(1)	Mr. O’Donovan’s executive severance agreement with Wolverine expired according to its own terms upon his retirement as Chief Executive Officer.

(2)	The payments and benefits are triggered after certain terminations of employment (except for termination due to death, retirement, disability and good reason) within two (Messrs. Grady, Ottenwess and Zwiers) or three (Messrs. Krueger and Gulis) years following a change in control of Wolverine.

(3)	The lump sum payment under the Executive Severance Agreement is paid by Wolverine and is composed of the following:

•	Unpaid base salary, benefit awards (including both cash and stock) and bonus payments that have been earned.

•	In lieu of a bonus payment under the Annual Bonus Plan, an amount equal to the number of days the executive was employed by Wolverine in the year of termination divided by the number of days in the year multiplied by 100% of the greater of either (a) the bonus awarded to the executive under an Annual Bonus Plan for the preceding year or (b) the average paid to the executive over the preceding two-year period under an Annual Bonus Plan.

•	In lieu of payments under the LTIPs, an amount equal to the bonus the executive would have received based on actual and assumed earnings per share calculations and total shareholder return rankings, multiplied by the number of days the executive participated in the LTIPs prior to the termination, divided by the total number of days in the performance period.

•	Either two (Messrs. Grady, Ottenwess and Zwiers) or three (Messrs. Gulis and Krueger) times the sum of the following:

•	The executive’s highest annual rate of base salary during the 12-month period prior to termination;

•	The greater of the average amount earned by the executive during the previous two years or the previous year under an Annual Bonus Plan; and

•	The greater of the average amount earned during the previous two years or the previous year under the LTIP.

•	100% of the positive spread for any options held by the executive whether or not vested.

•	An excise tax gross-up adjustment.

•	The present value of an additional three years of deemed service under the retirement plans.

(4)	Includes: (a) all employee benefit plans, programs or arrangements that the executive was entitled to participate in immediately prior to the termination date, and (b) outplacement services. These estimates assume that Wolverine would maintain the benefit plans for a period of one year after termination.

(5)	Payments would be triggered after certain terminations of employment within two (Messrs. Ottenwess and Zwiers) or three (Messrs. Krueger and Gulis) following a change in control. For a description of the SERP, see “Supplemental Executive Retirement Plan (SERP)” under the heading “Compensation Discussion and Analysis.” The timing of the payment would be delayed to the extent earlier payment would trigger Section 409A of the Tax Code.

(6)	Upon a change in control of Wolverine, all of the named executive officers’ outstanding stock options become immediately exercisable in full and shall remain exercisable during the remaining term, regardless of whether he or she remains in the employ or service of Wolverine. The Compensation Committee may determine that one or all of the named executive officers shall receive cash in an amount equal to the positive spread amount. All other outstanding incentive awards of the named executive officers, including shares of restricted stock, become immediately and fully vested and nonforfeitable upon a change in control of Wolverine.

(7)	If an executive dies before beginning to receive benefits under the SERP, Wolverine must pay the executive’s beneficiary a lump sum death benefit equal to the present value of the benefit computed as if the participant had retired on the date of death, had begun receiving benefits at age 65 and had continued to receive benefits for the remainder of the participant’s life expectancy. If the participant dies after beginning to receive benefit payments, benefits cease unless the participant was receiving benefits in the form of a 50% joint and survivor annuity or had elected benefits in a form that provides for a continuation of benefits.

(8)	The Pension Plan provides a pre-retirement, vested participant a death benefit payable to the participant’s surviving spouse equal to the qualified pre-retirement survivor annuity as defined in the Internal Revenue Code (generally 50% of the participant’s accrued normal retirement benefit). This benefit is paid annually to the participant’s surviving spouse beginning when the participant would have turned 60 and continues for the life of the participant’s spouse. Awards in this row reflect the amount of such annual payment.

(9)	Upon death, disability or early or normal retirement of the named executive officer, the restrictions applicable to his or her shares of restricted stock terminate automatically and stock options vest in full if held for more than one year or, if employed for less than one year after the grant, on a percentage basis based on months employed after the grant divided by 12.

(10)	The SERP provides a disability benefit to an executive who becomes totally and permanently disabled equal to 60% of the normal retirement accrued benefit based upon years of service up to the date that the participant became disabled through the date the participant reaches age 65 (at which point, the participant would begin drawing full SERP benefits) or is no longer disabled. The disability benefit is paid by Wolverine annually in the form of a life annuity. Amounts in this row reflect the amount of such annual payment.

(11)	See the Pension Benefit Table and footnotes thereto.

(12)	Represents the annual benefit that would be paid to Mr. O’Donovan’s surviving spouse for her lifetime under a 50% survivor annuity.

Compensation Committee Report

Compensation Committee Report.  The Compensation Committee has reviewed and discussed with management the information provided under the heading “Compensation Discussion and Analysis.” Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Wolverine’s annual report on Form 10-K and proxy statement on Schedule 14A.

Respectfully submitted,

David T. Kollat, Phillip D. Matthews, David P. Mehney and Michael A. Volkema

Selection of Auditors

The Audit Committee has reappointed the firm of Ernst & Young LLP as independent auditors for the current fiscal year. As a matter of good corporate governance, the Audit Committee has determined to submit its appointment of Ernst & Young LLP to our stockholders for ratification. If this appointment is not ratified by the majority of shares present or represented at the annual meeting and entitled to vote on the matter, the Audit Committee will review its future selection of an independent registered public accounting firm.

Ernst & Young LLP, certified public accountants, has audited the financial statements of Wolverine and its subsidiaries for the fiscal year ended December 29, 2007. Representatives of Ernst & Young LLP are expected to be present at the annual meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from stockholders.

In the years indicated, Ernst & Young LLP billed Wolverine the fees set forth in the following table.

	2007	2006

Audit Fees(1)	$972,586	$1,021,600
Audit Related Fees(2)	$41,550	$39,950
Tax Fees
Tax Compliance	$562,745	$407,051
Tax Planning & Advisory	$438,892	$175,933

Total Tax Fees	$1,001,637	$582,984
All Other Fees	$0	$0

Total Fees	$2,015,773	$1,644,534

(1)	Audit fees are comprised of fees for the annual audit, reviews of the financial statements included in Wolverine’s Form 10-Q filings, audit of internal control over financial reporting, foreign statutory audits and consultations concerning account matters associated with the annual audit.

(2)	Audit Related Fees are comprised of fees for assurance and related services that were reasonably related to the performance of the audit or a review of the financial statements and that are not reported as Audit Fees above, including accounting research, employee benefit plan audits and access to an online research database service.

Pre-Approval Policy.  Wolverine’s Audit Committee has adopted a policy under which all audit and non-audit services to be provided to Wolverine by Ernst & Young LLP require pre-approval by the Audit Committee. The Audit Committee provides categorical pre-approval before the beginning of each fiscal year for routine and recurring services provided by Ernst & Young LLP. Items in this category are pre-approved within specific service descriptions and budgets. All audit services, internal control-related services, and other services that are not within the specifically pre-approved service descriptions and budgets require engagement-specific pre-approval. With certain exceptions such as pre-approval of audit services, engagement-specific pre-approval may be delegated to one or more Audit Committee members. Any services approved by a designated Audit Committee member must be communicated to the full Audit Committee at its next regularly-scheduled meeting. The Audit Committee’s pre-approval policy also prohibits Ernst & Young LLP from providing any non-audit services that are prohibited by the SEC or the Public Company Accounting Oversight Board (“PCAOB”). All fees paid to Ernst & Young LLP for services performed in 2007 and 2006 were pre-approved pursuant to this policy.

Your Board of Directors recommends that you vote FOR ratification of the reappointment of Ernst & Young LLP.

Audit Committee Report

The Audit Committee of the Board of Directors consists of four directors who are independent under the standards adopted by the Board of Directors and applicable NYSE and SEC standards. The Audit Committee represents and assists the Board of Directors in fulfilling its oversight responsibility regarding the integrity of Wolverine’s financial statements and the financial reporting and accounting process, the systems of internal accounting and financial controls, the performance of the internal audit function and the independent auditors, the qualifications and independence of the independent auditors, the annual independent audit of Wolverine’s financial statements and compliance with legal and regulatory requirements.

The Audit Committee is directly responsible in its capacity as a committee of the Board of Directors for appointing, retaining, compensating, overseeing, evaluating and terminating (if appropriate) Wolverine’s independent auditors. Wolverine’s management has primary responsibility for the financial statements and the financial reporting process, including the application of accounting and financial principles, the preparation, presentation and integrity of the financial statements, and the systems of internal controls and other procedures designed to promote compliance with accounting standards and applicable laws and regulations. Wolverine’s independent auditors are responsible for expressing an opinion on the conformity of Wolverine’s financial statements with generally accepted accounting principles and for auditing the effectiveness of Wolverine’s internal control over financial reporting.

The Audit Committee has taken steps to provide assurances regarding Audit Committee composition and procedures, the independence of Wolverine’s outside auditors and the integrity of Wolverine’s financial statements and disclosures. These steps include: (i) adopting an Audit Committee Charter; (ii) adopting the Finance Ethics Code; (iii) implementing an Accounting and Auditing Complaint Procedure to allow employees, stockholders and the public to report concerns regarding Wolverine’s financial statements, internal controls and disclosures; (iv) establishing procedures for the Audit Committee to pre-approve all audit and nonaudit services provided by Wolverine’s independent auditors; and (v) increasing the number, frequency and length of Audit Committee meetings.

As part of its supervisory duties, the Audit Committee has reviewed Wolverine’s audited financial statements for the fiscal year ended December 29, 2007, and has discussed those financial statements with Wolverine’s management, internal financial staff, internal auditors and independent auditors, with and without management present. The Audit Committee has also reviewed and discussed the following with Wolverine’s management, financial staff, internal auditors and independent auditors, with and without management present:

•	accounting and financial principles and significant assumptions, estimates and matters of judgment used in preparing the financial statements;

•	allowances and reserves for accounts receivable, inventories and taxes;

•	accounting for acquisitions, pension plans and equity-based compensation plans;

•	goodwill impairment analysis; and

•	other significant financial reporting issues and practices.

The Audit Committee has discussed with Wolverine’s independent auditors the results of the independent auditors’ examinations and the judgments of the independent auditors concerning the quality, as well as the acceptability, of Wolverine’s accounting principles and such other matters that it is required to discuss with the independent auditors under applicable rules, regulations or generally accepted auditing standards, including the matters required to be discussed by the rules of the PCAOB. In addition, the Audit Committee has received from the independent auditors the written disclosures required by PCAOB rules and has discussed their independence from Wolverine and Wolverine’s management with them, including a consideration of the compatibility of nonaudit services with their independence, the scope of the audit and the scope of all fees paid to the independent auditors during the year. After and in reliance upon the reviews and discussions described above, the Audit Committee recommended to Wolverine’s Board of Directors that the audited financial statements for the fiscal year ended December 29, 2007, be included in Wolverine’s Annual Report on Form 10-K for the year then ended to be filed with the Securities and Exchange Commission.

Respectfully submitted,

Jeffrey M. Boromisa, David T. Kollat, Brenda J. Lauderback and Shirley D. Peterson.

Related Matters

Compensation Committee Interlocks and Insider Participation

David T. Kollat, Phillip D. Matthews, David P. Mehney and Michael A. Volkema served as members of the Compensation during the last completed fiscal year and Paul D. Schrage served on the Compensation Committee during the last completed fiscal year until his retirement in April 2007. None of the above members of the Compensation Committee were, during the fiscal year, an officer or employee of Wolverine or formerly an officer of Wolverine. As more fully described below, in 2007, Wolverine purchased promotional merchandise from Bullseye Group, LLC, which is partially owned by the son of Mr. Mehney.

Certain Relationships and Related Transactions

Wolverine has entered into agreements with Grimoldi, S.A., an Argentinean corporation of which Mr. Alberto Grimoldi, a director of Wolverine, is chairman and a 25% shareholder, granting to Grimoldi, S.A. the exclusive rights to distribute and sell footwear products in Argentina under the Hush Puppies®, Caterpillar®, Patatgonia® and Merrell® brand names. Grimoldi, S.A. is also authorized to sell Merrell® brand apparel in Argentina. Under these agreements, Grimoldi, S.A. or its subsidiary either purchases products from Wolverine or pays Wolverine royalties and certain sublicense fees based on sales or purchases of products in Argentina.

Under the agreements described above, Grimoldi, S.A. was obligated to pay to Wolverine purchase prices, royalties, sublicense fees and service fees relating to 2007 totaling $2,628,599.

In the ordinary course of business, Wolverine and its subsidiaries sell samples and components of footwear products (such as leather and shoe soles), advertising materials and miscellaneous items to licensees, distributors and customers. In 2007, purchases of such items by Grimoldi, S.A. totaled $198,331 (including any applicable sublicense or other fees or charges).

All of the transactions described above occurred pursuant to continuing contractual arrangements between Wolverine and Grimoldi, S.A. Wolverine expects similar transactions to occur between Grimoldi, S.A. and Wolverine and its subsidiaries during 2008.

In the ordinary course of its business, Wolverine purchases promotional merchandise for use in connection with the sale of its products. In 2007, Wolverine purchased promotional merchandise from Bullseye Group, LLC totaling $640,163. One third of Bullseye Group, LLC is owned by Daniel Mehney, the son of David P. Mehney, a director of Wolverine. Wolverine anticipates purchasing promotional materials from Bullseye Group, LLC in 2008.

Related Person Transactions Policy

Wolverine has adopted written policies and procedures regarding related person transactions. Such policies and procedures require the Governance Committee to review and either approve or disapprove of entry into any Interested Transactions (defined below). If advance approval of the Interested Transaction is not feasible, then it must be considered and, if the Governance Committee determines it to be appropriate, ratified at the Governance Committee’s next meeting.

An Interested Transaction is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (1) the aggregate amount involved will or may be expected to exceed $100,000 in any calendar year, (2) Wolverine is a participant, and (3) any Related Person (defined below) has or will have a direct or indirect interest (other than solely as a result of being a director or less than ten percent beneficial owner of another entity). A Related Person is, any (a) person who is or was at any point during the last fiscal year for which Wolverine filed a Form 10-K and proxy statement, an executive officer, director or nominee for election as a director, (b) greater than five percent beneficial owner of Wolverine’s common stock, or (c) immediate family member of any of the foregoing. Immediate family member includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone residing in such person’s home (other than a tenant or employee).

In determining whether to approve or ratify an Interested Transaction, the Governance Committee will take into account whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, the extent of the Related Person’s interest in the transaction and other factors that it deems relevant. No director shall participate in any discussion or approval of an Interested Transaction for which he or she is a Related Person, except to provide all material information to the Governance Committee. The following Interested Transactions are pre-approved under the policies and procedures:

•	any transaction with another company at which a Related Person’s only relationship is as an employee, director or beneficial owner of less than ten percent of that company’s shares, if the aggregate amount involved does not exceed the greater of $1,000,000, or two percent of that company’s total revenues.

•	any charitable contribution by Wolverine to a charitable organization where a Related Person is an employee, if the aggregate amount involved does not exceed the lesser of $100,000, or two percent of the charitable organization’s total annual receipts.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Wolverine’s directors and executive officers, and persons who beneficially own more than 10% of the outstanding shares of common stock, to file reports of ownership and changes in ownership of shares of common stock with the Securities and Exchange Commission. Directors, executive officers and greater than 10% beneficial owners are required by Securities and Exchange Commission regulations to furnish Wolverine with copies of all Section 16(a) reports they file. Based on its review of the copies of such reports received by it, or written representations from certain reporting persons that no reports on Form 5 were required for those persons for the 2007 fiscal year, Wolverine believes that its officers and directors complied with all applicable reporting requirements during Wolverine’s last fiscal year.

Stockholder Proposals

To be considered timely, any stockholder proposal intended to be presented at the Annual Meeting of Stockholders in 2009 (whether or not intended for inclusion in Wolverine’s proxy statement and proxy card relating to that meeting) must be received by Wolverine not later than November 14, 2008. Stockholder proposals intended for inclusion in Wolverine’s proxy statement and proxy card relating to that meeting should be made as described in SEC Rule 14a-8. You should address all stockholder proposals to the attention of the Secretary of Wolverine, 9341 Courtland Drive, N.E., Rockford, Michigan 49351.

Solicitation of Proxies

We will initially seek proxies by mail. Wolverine directors, officers and employees may also solicit proxies by telephone or facsimile or personally without additional compensation. Proxies may be solicited by nominees and other fiduciaries who may mail materials to or otherwise communicate with the beneficial owners of shares held by them. Wolverine will pay all costs of solicitation of proxies, including the charges and expenses of brokerage firms, banks, trustees or other nominees for forwarding proxy materials to beneficial owners. We have engaged Georgeson Inc. at an estimated cost of $7,000, plus expenses and disbursements, to assist in solicitation of proxies.

Appendix A

WOLVERINE WORLD WIDE, INC.

DIRECTOR INDEPENDENCE STANDARDS

The Board of Directors annually makes an affirmative determination of the independence of each Director, based upon the recommendation of the Governance Committee. A Director is independent if the Director meets each of the following standards unless the Board determines that the Director has a material relationship with Wolverine (either directly or as a partner, shareholder or officer of an organization that has a relationship with Wolverine) that is not of a nature addressed by these standards. For purposes of these standards, (a) “Wolverine” means Wolverine World Wide, Inc. and its consolidated subsidiaries and (b) “immediate family member” means a person’s spouse, parents, children, siblings, mother and father-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home.

General Standards

1.	The Director is not, and in the past three years has not been, an employee of Wolverine.

2.	An immediate family member of the Director is not, and in the past three years has not been, employed as an executive officer of Wolverine.

3.	Neither the Director nor an immediate family member of the Director has received, during any twelve-month period within the last three years, any direct compensation from Wolverine in excess of $100,000, other than compensation for Board service, compensation received by the Director for former service as an interim Chairman, CEO or other executive officer, compensation received by the Director’s immediate family member for service as a non-executive employee of Wolverine, and pension and other forms of deferred compensation for prior service (provided that such compensation is not contingent in any way on continued service).

4. (a)	The Director is not a current employee or partner of a firm that is Wolverine’s internal or external auditor (“Company Auditor”).

(b)	Neither the Director nor an immediate family member of the Director in the past three years has been a partner or employee of a Company Auditor and personally worked on Wolverine’s audit within that time.

(c)	No immediate family member of the Director is (i) a current partner of a Company Auditor or (ii) a current employee of a Company Auditor who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice.

5.	Neither the Director nor an immediate family member of the Director is, or in the past three years has been, part of an interlocking directorate in which a current executive officer of Wolverine served on the compensation committee of another company where the Director or the Director’s immediate family member concurrently served as an executive officer.

6. (a)	The Director is not an employee, majority owner or person in control of another company that has made payments to, or received payments from, Wolverine for property or services in an amount which, in any of the last three fiscal years, exceeds the lesser of $250,000 or 10% of the other company’s consolidated gross revenues.

(b)	No immediate family member of the Director is an executive officer of another company that has made payments to, or received payments from, Wolverine for property or services in an amount which, in any of the past three fiscal years, exceeds the greater of $1 million or 2% of the other company’s consolidated gross revenues.

7.	The Director is not an executive officer, trustee or board member of a tax exempt organization to which Wolverine has made in the past three fiscal years contributions that, in any single fiscal year, exceeded the greater of $50,000 or 2% of the non-profit organization’s, foundation’s or educational institution’s consolidated gross revenues.

Any direct or indirect relationship between a Director and Wolverine that is not of a nature addressed by these standards will be reviewed by the Board on a case-by-case basis and any such relationship that is found to be material will preclude

A-1

the Director from being independent. In no event may a Director be determined to be independent under these standards if such Director does not qualify as independent under the applicable standards of the New York Stock Exchange.

Audit Committee Standards

In addition to meeting the General Standards set forth above, a Director is not considered independent for purposes of serving on the Audit Committee, and may not serve on that committee, if the Director: (1) receives, either directly or indirectly, any consulting, advisory or other compensatory fee from Wolverine World Wide, Inc. or any of its subsidiaries other than fees for service as a Director and fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with Wolverine or its subsidiaries (provided that such compensation is not contingent in any way on continued service); or (2) is an “affiliated person” of Wolverine World Wide, Inc. or any of its subsidiaries; each as determined in accordance with Securities and Exchange Commission regulations.

A-2

Wolverine World Wide, Inc.
9341 Courtland Drive, N.E.
Rockford, Michigan 49351

WOLVERINE WORLD WIDE, INC.
c/o National City Bank
Shareholder Services Operations
Locator 5352
P. O. Box 94509
Cleveland, OH 44101-4509
V o t e   b y   T e l e p h o n e
Have your proxy card available when you call the Toll-Free number 1-888-693-8683 using a touch-tone phone and follow the simple instructions to record your vote.
V o t e   b y   I n t e r n e t
Have your proxy card available when you access the website www.cesvote.com, and follow the simple instructions to record your vote.
V o t e   b y   M a i l
Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: National City Bank, P.O. Box 535300, Pittsburgh, PA 15253-9837. Mailed proxies must be received no later than April 17, 2008, at 10:00 a.m. Eastern Daylight Time.

Vote by Telephone
Call toll-free using a
touch-tone phone:
1-888-693-8683

Vote by Internet
Access the website and
cast your vote:
www.cesvote.com

Vote by Mail
Return your proxy
in the postage-paid
envelope provided.

Vote 24 hours a day, 7 days a week!
Your telephone or Internet vote must be received by 11:59 p.m. Eastern Daylight Time on April 16, 2008, to assure that it is counted in the final tabulation.
PLEASE DO NOT VOTE BY MORE THAN ONE METHOD. THE LAST VOTE RECEIVED WILL BE THE OFFICIAL VOTE. DO NOT
RETURN THIS PROXY IF YOU ARE VOTING BY THE INTERNET OR BY TELEPHONE.

è

This Proxy must be signed and dated below.
ê Please fold and detach card at perforation before mailing. ê

Wolverine World Wide, Inc.	Proxy
     This proxy is solicited on behalf of the Board of Directors.
The undersigned stockholder hereby appoints David T. Kollat and Timothy J. O’Donovan, and each of them, each with full power of substitution, proxies to represent the undersigned stockholder and to vote all shares of Common Stock of Wolverine World Wide, Inc. that the stockholder would be entitled to vote on all matters which come before the Annual Meeting of Stockholders to be held at the Company’s headquarters located at 9341 Courtland Drive, N.E., Rockford, Michigan, on Thursday, April 17, 2008, at 10 a.m. local time, and any adjournment of that meeting.

Signature(s)

Signature(s)

Dated:	, 2008

IMPORTANT – Please sign exactly as your name(s) appears on this Proxy. When signing on behalf of a corporation, partnership, estate or trust, indicate title or capacity of person signing. If shares are held jointly, each holder must sign.

WOLVERINE WORLD WIDE, INC.
9341 Courtland Drive, N.E.
Rockford, Michigan 49351
Wolverine World Wide, Inc. will be holding its Annual Meeting of Stockholders on April 17, 2008. The enclosed Notice of Annual Meeting provides information regarding the matters that are expected to be voted on at the meeting. Your vote is important to us. Even if you plan to attend the meeting, please read the enclosed materials and vote through the Internet, by telephone or by mailing the Proxy Card below.
Telephone and Internet Voting.
On the reverse side of this card are instructions on how to vote through the Internet or by telephone. Please consider voting through one of these methods. Your vote is recorded as if you mailed in your Proxy. We believe voting through the Internet or by telephone is convenient, and it also saves money.
Thank you in advance for your participation in our 2008 Annual Meeting.
Wolverine World Wide, Inc.

ê  Please fold and detach card at perforation before mailing. ê

Wolverine World Wide, Inc.	Proxy
If this Proxy is properly executed, the shares represented by this Proxy will be voted as specified. If no specification is made, the shares represented by this Proxy will be voted for the election of all nominees named on this Proxy as directors and for approval of the proposal identified on this Proxy. The shares represented by this Proxy will be voted in the discretion of the proxies on any other matters that may come before the meeting.

1.	ELECTION OF DIRECTORS

	Nominees:	(1)	William K. Gerber	(2)	Blake W. Krueger	(3)	Michael A. Volkema

		❑	FOR all	❑	WITHHOLD all		❑	FOR all except (*)

*(INSTRUCTION: To withhold authority to vote for any individual nominee, strike that nominee’s name in the list above.)
Your Board of Directors Recommends that You Vote FOR ALL NOMINEES

2.	Proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the current fiscal year.

		❑	FOR	❑	AGAINST		❑	ABSTAIN

Your Board of Directors Recommends that You Vote FOR this Proposal
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)